AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 2009

Registration No. 333-146328

811-06144

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

                      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

Pre-Effective Amendment No.

Post-Effective Amendment No. 2

and

                      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 26

SEPARATE ACCOUNT VA DD

(Exact Name of Registrant)

MONUMENTAL LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

Monumental Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Michael Berenson, Esquire

Morgan, Lewis & Bockius LLP

1800 M St., N.W.

Washington, D.C. 20036-5869

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prospectus and Exhibits for the Vanguard Variable Annuity Plan of the Separate Account VA DD are hereby incorporated by reference to the Form N-4 Registration Statement (333-146328 and 811-06144) filed on April 28, 2008.

SEPARATE ACCOUNT VA DD

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

MONUMENTAL LIFE INSURANCE COMPANY

(AN IOWA STOCK COMPANY)

ADMINISTRATIVE OFFICES

4333 EDGEWOOD ROAD NE

CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Monumental Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2008 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2008

(Revised January 29, 2009)

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount ten Business Days prior to the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of

4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%;

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and

(d)	a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

The Annuity Tables contained in the NA100A Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

The Annuity Tables contained in the VVAP U 1001 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010. Unisex factors assume a 70% female, 30% male mix.

Adjusted Partial Withdrawal

The Adjusted Partial Withdrawal is the total amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the Contract and the amount of the Partial Withdrawal. The Death Benefit is calculated by subtracting the Adjusted Partial Withdrawal amount from the Death Benefit amount prior to the Partial Withdrawal. The formula is as follows:

(a)	divided by (b) = (c); (c) multiplied by (d) = Adjusted Partial Withdrawal amount

Where:

(a) = Death Benefit prior to the Partial Withdrawal;

(b) = Accumulated Value of the Contract prior to the Partial Withdrawal;

(c) = Adjustment factor;

(d) = Amount of Partial Withdrawal

Without application of the Adjusted Partial Withdrawal amount, the Company has the risk in a down market that a Contract Owner may withdraw most of his or her Accumulated Value and leave a sizable guaranteed minimum Death Benefit under the Return of Premium Death Benefit or Annual Step-up Death Benefit Riders. For example, suppose $100,000 is invested in the Contract with a Return of Premium Death Benefit elected and the market subsequently drops to $50,000. Without the Adjusted Partial Withdrawal, the Contract Owner could withdraw $49,000 and purchase a different annuity contract, leaving only $1,000 invested in the Contract with a $51,000 Death Benefit. The Company would retain a future Death Benefit liability with almost no money invested in the Contract to permit the Company to recover that future expense. The Adjusted Partial Withdrawal allows the Company to eliminate the risk described. In the foregoing example, the Contract Owner would only have a $2,000 Death Benefit after the withdrawal.

Conversely, in an up market, the Adjusted Partial Withdrawal will lower the guaranteed Death Benefit by an amount less than amount actually withdrawn. The Company would retain a future Death Benefit liability with no additional risk. Using the example above, assume the market subsequently rose to $150,000. Without the Adjusted Partial Withdrawal, the Contract Owner withdraws $50,000 and would have a guaranteed minimum Death Benefit remaining of $50,000. However, using the Adjusted Partial Withdrawal, the remaining guaranteed minimum Death Benefit would be $66,666.67.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling Vanguard Annuity and Insurance Services, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Client Information Form or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Client Information Form. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, the principal distributor of the Contract. During the fiscal year ended December 31, 2007, each Portfolio, except the Total Stock Market Index Portfolio, incurred distribution and marketing expenses representing 0.02% of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.20% of 0.01% of each Portfolio’s average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the Fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355-2331.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; and May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount invest commenced operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2007, was 4.43%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD =	2[(a - b + 1)[6] -1]
c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2007, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Investment-Grade Subaccount	4.52%
Total Bond Market Index Subaccount	4.40%
High Yield Bond Subaccount	7.74%
Balanced Subaccount	2.81%
Equity Income Subaccount	2.69%
Diversified Value Subaccount	2.32%
Total Stock Market Index Subaccount	1.21%
Mid-Cap Index Subaccount	0.86%
Equity Index Subaccount	1.58%
Growth Subaccount	0.34%
Capital Growth Subaccount	0.49%
Small Company Growth Subaccount	0.00%
International Subaccount	—
REIT Index Subaccount	4.63%*

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 2007.

Standardized Average Annual Total Return

For Period Ending December 31, 2007

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	1 Year	3 years	5 Years	10 Years	Year to Date	Year Ended 12/31/07	Since Subaccount Inception*
Money Market Subaccount	4.80%	4.05%	2.70%	3.41%	4.80%	4.80%	3.65%
Short Term Investment-Grade Subaccount	5.59%	3.95%	3.31%	—	5.59%	5.59%	4.37%
Total Bond Market Index Subaccount	6.54%	4.11%	3.93%	5.23%	6.54%	6.54%	6.07%
High Yield Bond Subaccount	1.53%	3.85%	7.09%	4.21%	1.53%	1.53%	5.36%
Balanced Subaccount	7.91%	9.54%	11.80%	7.91%	7.91%	7.91%	10.28%
Equity Income Subaccount	4.10%	9.07%	12.66%	6.52%	4.10%	4.10%	10.37%
Diversified Value Subaccount	3.50%	9.51%	15.52%	—	3.50%	3.50%	7.55%
Total Stock Market Index Subaccount	4.73%	8.39%	—	—	4.73%	4.73%	13.29%
Equity Index Subaccount	4.94%	8.07%	12.24%	5.37%	4.94%	4.94%	9.99%
Mid-Cap Index Subaccount	5.70%	10.77%	16.80%	—	5.70%	5.70%	11.68%
Growth Subaccount	9.76%	7.34%	10.65%	-0.27%	9.76%	9.76%	5.96%
Capital Growth Subaccount	12.02%	10.12%	—	—	12.02%	12.02%	15.89%
Small Company Growth Subaccount	3.33%	6.27%	14.13%	11.82%	3.33%	3.33%	11.00%
International Subaccount	16.94%	19.58%	22.26%	9.57%	16.94%	16.94%	9.43%
REIT Index Subaccount	-16.97%	7.51%	16.86%	—	-16.97%	-16.97%	13.42%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index (“S&P 500”), Dow Jones Industrial Average (“DJIA”), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount’s results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Monumental Life Insurance Company as determined by A.M. Best, Moody’s, Standard & Poor’s or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Cumulative Total Return

For Period Ending 12/31/2007

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	Month to date	Quarter to date	6 Months to date	One Year	Since Subaccount Inception*
Money Market Subaccount	0.36%	1.16%	2.37%	4.81%	82.52%
Short-Term Investment-Grade Subaccount	0.06%	1.78%	3.64%	5.59%	46.37%
Total Bond Market Index Subaccount	0.23%	2.93%	5.85%	6.55%	168.20%
High Yield Bond Subaccount	0.33%	-1.07%	-0.09%	1.53%	83.19%
Balanced Subaccount	-0.51%	-0.92%	1.90%	7.92%	409.69%
Equity Income Subaccount	-1.13%	-3.90%	-2.04%	4.10%	321.72%
Diversified Value Subaccount	-3.00%	-6.04%	-6.14%	3.50%	91.15%
Total Stock Market Index Subaccount	-0.71%	-3.64%	-2.32%	4.73%	79.17%
Equity Index Subaccount	-0.74%	-3.47%	-1.61%	4.95%	391.41%
Mid-Cap Index Subaccount	-0.03%	-3.53%	-4.53%	5.70%	167.15%
Growth Subaccount	-0.10%	-1.88%	3.16%	9.77%	133.16%
Capital Growth Subaccount	0.18%	-0.59%	3.13%	12.02%	99.18%
Small Company Growth Subaccount	-0.64%	-4.58%	-5.18%	3.34%	234.93%
International Subaccount	-1.89%	-0.48%	4.21%	16.94%	240.76%
REIT Index Subaccount	-5.15%	-12.99%	-11.08%	-16.97%	206.66%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Average Annual Total Returns

For Period Ending 12/31/2007

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	One Year	Three Year	Five Year	Since Subaccount Inception*
Money Market Subaccount	4.81%	4.06%	2.71%	3.68%
Short-Term Investment-Grade Subaccount	5.59%	3.95%	3.32%	4.38%
Total Bond Market Index Subaccount	6.55%	4.11%	3.94%	6.10%
High Yield Bond Subaccount	1.53%	3.86%	7.10%	5.37%
Balanced Subaccount	7.92%	9.55%	11.82%	10.30%
Equity Income Subaccount	4.10%	9.08%	12.67%	10.38%
Diversified Value Subaccount	3.50%	9.51%	15.53%	7.56%
Total Stock Market Index Subaccount	4.73%	8.40%	—	13.31%
Equity Index Subaccount	4.95%	8.07%	12.25%	10.02%
Mid-Cap Index Subaccount	5.70%	10.77%	16.81%	11.69%
Growth Subaccount	9.77%	7.35%	10.67%	5.98%
Capital Growth Subaccount	12.02%	10.12%	—	15.90%
Small Company Growth Subaccount	3.34%	6.27%	14.14%	11.01%
International Subaccount	16.94%	19.59%	22.27%	9.45%
REIT Index Subaccount	-16.97%	7.52%	16.88%	13.43%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Total Return Year-to-Date

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Total Return Year-to-Date

For Period Ending 12/31/2007

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

Total Return YTD as of 12/31/2007
Money Market Subaccount	4.81%
Short-Term Investment-Grade Subaccount	5.59%
Total Bond Market Index Subaccount	6.55%
High Yield Bond Subaccount	1.53%
Balanced Subaccount	7.92%
Equity Income Subaccount	4.10%
Diversified Value Subaccount	3.50%
Total Stock Market Index Subaccount	4.73%
Equity Index Subaccount	4.95%
Mid-Cap Index Subaccount	5.70%
Growth Subaccount	9.77%
Capital Growth Subaccount	12.02%
Small Company Growth Subaccount	3.34%
International Subaccount	16.94%
REIT Index Subaccount	-16.97%

Non Standardized One Year Return

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

Non-Standardized One Year Return

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	2004	2005	2006	2007
Money Market Subaccount	0.84%	2.75%	4.61%	4.81%
Short-Term Investment-Grade Subaccount	1.64%	1.92%	4.48%	5.59%
Total Bond Market Index Subaccount	3.77%	1.98%	3.87%	6.55%
High Yield Bond Subaccount	8.09%	2.33%	7.83%	1.53%
Balanced Subaccount	10.82%	6.41%	14.50%	7.92%
Equity Income Subaccount	12.84%	3.72%	20.22%	4.10%
Diversified Value Subaccount	19.96%	7.19%	18.40%	3.50%
Total Stock Market Index Subaccount	12.08%	5.71%	15.06%	4.73%
Equity Index Subaccount	10.34%	4.37%	15.24%	4.95%
Mid-Cap Index Subaccount	19.81%	13.55%	13.29%	5.70%
Growth Subaccount	6.80%	11.07%	1.49%	9.77%
Capital Growth Subaccount	17.13%	7.26%	11.17%	12.02%
Small Company Growth Subaccount	14.82%	5.84%	9.76%	3.34%
International Subaccount	18.92%	15.89%	26.25%	16.94%
REIT Index Subaccount	29.97%	11.41%	34.41%	-16.97%

	2003	2002	2001	2000	1999	1998
Money Market Subaccount	0.59%	1.38%	3.92%	6.04%	4.75%	5.07%
Short-Term Investment-Grade Subaccount	3.13%	5.91%	7.43%	7.74%	—	—
Total Bond Market Index Subaccount	3.60%	7.93%	7.87%	10.85%	-1.23%	7.87%
High Yield Bond Subaccount	16.45%	1.20%	2.83%	-2.48%	2.46%	3.63%
Balanced Subaccount	20.03%	-7.06%	4.00%	9.93%	3.89%	11.61%
Equity Income Subaccount	24.02%	-14.07%	-3.94%	10.95%	-2.94%	17.19%
Diversified Value Subaccount	30.70%	-14.52%	0.33%	25.60%	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	28.05%	-22.37%	-12.43%	-9.47%	20.62%	28.25%
Mid-Cap Index Subaccount	33.64%	-14.96%	-0.95%	17.50%	—	—
Growth Subaccount	25.71%	-36.12%	-32.26%	-20.44%	22.00%	40.32%
Capital Growth Subaccount	36.82%	—	—	—	—	—
Small Company Growth Subaccount	40.65%	-24.30%	5.16%	15.37%	60.91%	7.52%
International Subaccount	34.46%	-17.52%	-19.04%	-7.12%	24.96%	18.39%
REIT Index Subaccount	35.06%	3.16%	11.71%	25.87%	—	—

	1997	1996	1995	1994	1993	1992
Money Market Subaccount	5.12%	4.98%	5.42%	3.73%	2.55%	3.18%
Short-Term Investment-Grade Subaccount	—	—	—	—	—	—
Total Bond Market Index Subaccount	8.97%	3.09%	17.57%	-3.15%	8.91%	5.89%
High Yield Bond Subaccount	11.64%	—	—	—	—	—
Balanced Subaccount	22.69%	15.79%	31.97%	-1.08%	12.69%	6.69%
Equity Income Subaccount	33.95%	18.25%	38.44%	-1.71%	—	—
Diversified Value Subaccount	—	—	—	—	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	32.73%	22.41%	36.91%	0.67%	9.39%	6.88%
Mid-Cap Index Subaccount	—	—	—	—	—	—
Growth Subaccount	26.21%	26.45%	37.87%	3.82%	—	—
Capital Growth Subaccount	—	—	—	—	—	—
Small Company Growth Subaccount	12.87%	—	—	—	—	—
International Subaccount	2.91%	14.15%	15.43%	—	—	—
REIT Index Subaccount	—	—	—	—	—	—

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

TAXES

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Under present laws, the Company will incur state or local taxes in several states. If there is a change in state or local tax laws, the Company may make charges for such taxes. At present time, the Company does not charge the Contract Owner for these other taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company’s tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

STATE REGULATION OF THE COMPANY

The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

LEGAL MATTERS

The law firm of Morgan, Lewis & Bockius LLP, of Washington, D.C., has provided legal advice concerning the issue and sale of the Policy under the applicable federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2007 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Monumental Life Insurance Company and Peoples Benefit Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2007, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of Monumental Life Insurance Company and Peoples Benefit Life Insurance Company as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Monumental Life Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Monumental Life Insurance Company

Years Ended December 31, 2007, 2006 and 2005

Monumental Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2007, 2006 and 2005

• Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	• Phone: (515) 243-2727 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors

Monumental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Monumental Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Monumental Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

0804-0932204	A member firm of Ernst & Young Global Limited
1

• Ernst & Young LLP

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monumental Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Monumental Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties.

March 28, 2008

0804-0932204	A member firm of Ernst & Young Global Limited
2

Monumental Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006
		Restated
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$148,708	$177,835
Bonds:
Affiliated entities	64,902	37,078
Unaffiliated	19,424,564	17,576,527
Preferred stocks:
Affiliated entities	2,347	1,565
Unaffiliated	1,078,126	1,220,098
Common stocks:
Affiliated entities (cost: 2007 - $17,712 ; 2006 - $13,935)	9,282	6,088
Unaffiliated (cost: 2007 - $5,945 ; 2006 - $32,828)	13,594	42,051
Mortgage loans on real estate	3,194,935	2,558,931
Real estate at cost, less allowance for depreciation (2007 - $147; 2006 - $1,376):
Properties held for sale	9,696	8,192
Investment properties	1,209	1,237
Policy loans	487,766	485,446
Receivable for securities	–	380
Other invested assets	846,394	856,255

Total cash and invested assets	25,281,523	22,971,683
Premiums deferred and uncollected	228,694	217,230
Accrued investment income	365,981	335,897
Federal income tax recoverable	37,179	42,740
Net deferred income tax asset	77,896	93,670
Receivable from parent, subsidiaries and affiliates	65,599	72,452
Cash surrender value of life insurance policies	66,000	63,682
Investment broker receivable	–	1,819
Reinsurance receivable	31,654	139,635
Other assets	23,110	39,744
Separate account assets	11,757,527	10,900,115

Total admitted assets	$37,935,163	$34,878,667

	December 31
	2007	2006
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$6,714,824	$6,536,705
Annuity	4,931,152	5,829,622
Accident and health	496,298	425,755
Policy and contract claim reserves:
Life	57,057	51,610
Accident and health	164,246	144,685
Liability for deposit-type contracts	2,179,743	2,681,850
Other policyholders’ funds	7,740	7,513
Remittances and items not allocated	9,512	6,799
Borrowed money	–	130,917
Reinsurance in unauthorized companies	6,508	3,283
Municipal reverse repurchase agreements	36,553	120,275
Asset valuation reserve	432,726	319,598
Interest maintenance reserve	89,589	102,577
Funds held under reinsurance agreements	9,856,372	6,014,248
Payable for securities	15,730	20,218
Payable to parent, subsidiaries and affiliates	176,664	105,253
Transfers from separate accounts due or accrued	(3,837)	(857)
Deferred derivative loss	31,759	31,759
Derivatives	63,511	35,962
Other liabilities	179,710	201,469
Separate account liabilities	11,757,527	10,900,115

Total liabilities	37,203,384	33,669,356
Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding, 2007; 7,444 issued and outstanding, 2006	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding, 2007; 2,803 issued and outstanding, 2006	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	762,414	241,570
Unassigned surplus (deficit)	(200,772)	797,604

Total capital and surplus	731,779	1,209,311

Total liabilities and capital and surplus	$37,935,163	$34,878,667

See accompanying notes.

Monumental Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
		Restated	Restated
Revenue
Premiums and other considerations, net of reinsurance:
Life	$744,974	$504,500	$512,107
Annuity	1,047,780	1,159,064	1,090,130
Accident and health	654,295	520,088	536,777
Net investment income	1,465,481	1,360,229	1,264,132
Amortization of interest maintenance reserve	7,091	4,912	2,952
Commissions and expense allowances on reinsurance ceded	84,941	167,753	225,519
Income from fees associated with investment management, administration and contract guarantees for separate accounts	37,498	32,421	29,473
Reserve adjustments on reinsurance ceded	43	127,275	157,995
Reinsurance reserve recapture	—	8,266	5,415
Consideration on reinsurance transaction	1,352,966	291,426	—
Recapture of reinsurance ceded to non-affiliate	1,342,614	—	—
Other income	7,836	9,114	8,534

	6,745,519	4,185,048	3,833,034
Benefits and expenses
Benefits paid or provided for:
Life and accident and health benefits	737,937	561,007	607,998
Annuity benefits	284,066	275,504	266,097
Surrender benefits	1,369,248	1,481,174	1,499,399
Other benefits	174,807	238,605	197,467
Increase (decrease) in aggregate reserves for policies and contracts:
Life	178,119	301,641	219,107
Annuity	(898,470)	(454,301)	(235,765)
Accident and health	70,542	135,358	49,366

	1,916,249	2,538,988	2,603,669
Insurance expenses:
Commissions	305,487	377,552	269,065
General insurance expenses	272,370	281,599	256,476
Taxes, licenses and fees	48,870	49,615	39,845
Net transfers to (from) separate accounts	387,561	238,424	(47,159)
Reinsurance reserve adjustment	113,800	189,652	169,884
Funds withheld ceded investment income	479,696	338,259	229,945
Reserve adjustments on reinsurance ceded	2,885,030	—	—
Reinsurance reserve recapture	—	—	5,384
Consideration on reinsurance recaptured	—	62,143	8,671
Experience refunds	(45,282)	(83,698)	(76,612)
Other expenses	12,105	7,728	9,169

	4,459,637	1,461,274	864,668

Total benefits and expenses	6,375,886	4,000,262	3,468,337
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	369,633	184,786	364,697
Dividends to policyholders	1,492	1,490	1,528

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	368,141	183,296	363,169
Federal income tax expense (benefit)	83,114	(17,161)	1,319

Gain from operations before net realized capital gains (losses) on investments	285,027	200,457	361,850
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	76,354	82,662	(6,561)

Net income	$361,381	$283,119	$355,289

See accompanying notes.

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Preferred Stock	Surplus Notes	Paid-In Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2005
As originally presented	$5,583	$2,102	$—	$160,000	$206,555	$562,463	$936,703
Merger of Peoples Benefit Life Insurance Company (PBLIC)	12,595	—	25,190	—	3,608	573,659	615,052
Merger adjustment – retire PBLIC stock	(12,595)	—	(25,190)	—	37,785	—	—
Issuance of common stock in connection with statutory merger	1,781	671	—	—	(2,452)	—	—
Nonadmit value of reciprocal ownership	—	—	—	—	(9,609)	(290,003)	(299,612)

Balance at January 1, 2005, as restated	7,364	2,773	—	160,000	235,887	846,119	1,252,143
Cumulative effect of change in accounting principle	—	—	—	—	—	1,258	1,258
Net income	—	—	—	—	—	355,289	355,289
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	41,748	41,748
Nonadmit value of reciprocal ownership	—	—	—	—	—	(84,935)	(84,935)
Change in nonadmitted assets	—	—	—	—	—	(48,338)	(48,338)
Admission of PBLIC’s nonadmitted IMR	—	—	—	—	—	1,128	1,128
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	1,327	1,327
Change in net deferred income tax asset	—	—	—	—	—	48,500	48,500
Change in asset valuation reserve	—	—	—	—	—	(46,178)	(46,178)
Dividends to stockholders	—	—	—	—	—	(255,000)	(255,000)
Change in surplus as a result of reinsurance	—	—	—	—	—	(69,069)	(69,069)
Tax benefit on stock options exercised	—	—	—	—	—	106	106
Contributed surplus related to stock appreciation rights of indirect parent	—	—	—	—	7,293	—	7,293

Balance at December 31, 2005, as restated	7,364	2,773	—	160,000	243,180	791,955	1,205,272
Cumulative effect of change in accounting principle	—	—	—	—	—	(23,728)	(23,728)
Net income	—	—	—	—	—	283,119	283,119
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	150,399	150,399
Nonadmit value of reciprocal ownership	—	—	—	—	—	(118,279)	(118,279)
Change in net unrealized foreign capital gains/losses	—	—	—	—	—	(100)	(100)
Change in nonadmitted assets	—	—	—	—	—	(102,452)	(102,452)
Admission of PBLIC’s nonadmitted IMR	—	—	—	—	—	1,824	1,824
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	663	663
Change in net deferred income tax asset	—	—	—	—	—	70,868	70,868
Change in asset valuation reserve	—	—	—	—	—	5,963	5,963
Dividends to stockholders	—	—	—	—	—	(208,000)	(208,000)
Change in surplus as a result of reinsurance	—	—	—	—	—	(54,628)	(54,628)
Tax benefit on stock options exercised	—	—	—	—	53	—	53
Return of capital related to stock appreciation rights of indirect parent	—	—	—	—	(1,663)	—	(1,663)

Balance at December 31, 2006, as restated	$7,364	$2,773	$—	$160,000	$241,570	$797,604	$1,209,311

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Preferred Stock	Surplus Notes	Paid-In Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2006, as restated	$7,364	$2,773	$—	$160,000	$241,570	$797,604	$1,209,311
Net income	—	—	—	—	—	361,381	361,381
Capital contribution	—	—	—	—	523,197	—	523,197
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(11,916)	(11,916)
Change in nonadmitted assets	—	—	—	—	—	218,540	218,540
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(3,225)	(3,225)
Change in net deferred income tax asset	—	—	—	—	—	(240,943)	(240,943)
Change in asset valuation reserve	—	—	—	—	—	(113,128)	(113,128)
Dividends to stockholder	—	—	—	—	—	(1,200,000)	(1,200,000)
Change in surplus as a result of reinsurance	—	—	—	—	—	(9,085)	(9,085)
Tax benefit on stock options exercised	—	—	—	—	63	—	63
Return of capital related to stock appreciation rights of indirect parent	—	—	—	—	(2,416)	—	(2,416)

Balance at December 31, 2007	$7,364	$2,773	$—	$160,000	$762,414	$(200,772)	$731,779

See accompanying notes.

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$2,440,869	$2,175,352	$2,132,488
Net investment income	1,480,934	1,436,922	1,265,516
Miscellaneous income (expense)	(155,520)	604,126	460,037
Benefit and loss related payments	(2,340,733)	(3,025,046)	(3,067,497)
Net transfers (to) from separate, segregated accounts and protected cell amounts	(205,677)	(219,861)	429,402
Commissions, expenses paid and aggregate write-ins for deductions	(1,171,763)	(1,146,134)	(943,719)
Dividends paid to policyholders	(1,480)	(1,569)	(1,464)
Federal income taxes paid	(111,049)	(32,285)	(75,621)

Net cash provided by (used in) operating activities	(64,419)	(208,495)	199,142
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	10,819,445	8,650,716	7,862,646
Stocks	547,133	280,147	60,745
Mortgage loans	609,628	491,630	764,445
Real estate	2,579	1,176	9,495
Other invested assets	268,986	191,655	139,811
Miscellaneous proceeds	15,235	114,092	21,743

Total investment proceeds	12,263,006	9,729,416	8,858,885
Cost of investments acquired:
Bonds	(12,692,400)	(7,903,372)	(8,802,731)
Stocks	(368,320)	(313,702)	(53,336)
Mortgage loans	(1,233,619)	(427,100)	(477,357)
Real estate	(1,686)	(1,266)	(360)
Other invested assets	(232,842)	(223,308)	(240,144)
Miscellaneous applications	(19,606)	(3,639)	(295,776)

Total cost of investments acquired	(14,548,473)	(8,872,387)	(9,869,704)
Net increase in policy loans	(2,332)	(1,648)	(2,339)

Net cost of investments acquired	(14,550,805)	(8,874,035)	(9,872,043)

Net cash provided by (used in) investing activities	(2,287,799)	855,381	(1,013,158)

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
		Restated	Restated
Financing and miscellaneous activities
Borrowed funds received (repaid)	$(130,289)	$127,111	$3,187
Capital and paid in surplus contribution	523,197	—	—
Net deposits on deposit-type contracts and other insurance liabilities	913,587	(1,041,285)	(458,781)
Net change in reinsurance on deposit-type contracts and other insurance liabilities	2,229,737	(164,126)	(692,406)
Dividends to stockholders	(1,200,000)	(208,000)	(255,000)
Funds held under reinsurance treaties with unauthorized reinsurers	3,841,993	(73,094)	1,940,878
Funds held under coinsurance	—	(3,734)	74,591
Other cash provided (used)	(3,855,134)	522,336	424,015

Net cash provided by (used in) financing and miscellaneous activities	2,323,091	(840,792)	1,036,484

Net increase (decrease) in cash, cash equivalents and short-term investments	(29,127)	(193,906)	222,468
Cash, cash equivalents and short-term investments:
Beginning of year	177,835	371,741	149,273

End of year	$148,708	$177,835	$371,741

Non-cash proceeds:
Reclassification of hybrid securities	$5,919	$1,057,142	$—

See accompanying notes.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Monumental Life Insurance Company (the Company) is a stock life insurance company owned by Capital General Development Corporation (99.8%) and Commonwealth General Corporation (0.2%). Both Capital General Development Corporation (CGDC) and Commonwealth General Corporation (CGC) are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company has redomesticated to an Iowa life insurance company from a Maryland life insurance company effective April 1, 2007. Under the Restated Articles of Incorporation and Redomestication, the Company possesses and shall continue to posses all privileges, franchises and powers to the same extent as if it had been originally incorporated under the laws of the State of Iowa and the Company’s initial date of authorization as an insurer in Maryland of March 5, 1858 was preserved. Both the state of Maryland and the state of Iowa have adopted the accounting practices prescribed by the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual and therefore the effects of the redomestication on the accounting practices used by the Company are expected to be immaterial.

On October 1, 2007, the Company completed a merger with Peoples Benefit Life Insurance Company (PBLIC), which was directly owned by the Company (76%), CGDC (20%), and Capital General Corporation (CGC) (4%). CGDC also owned 100% of the preferred stock of PBLIC prior to the merger. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of PBLIC were carried forward to the merged company. As a result of the merger, PBLIC’s common and preferred stock were deemed cancelled by operation of law. In exchange for their agreement to merge PBLIC into the Company, CGDC and CGC received common stock of the Company equal in value to the fair market value of PBLIC’s common and preferred stock deemed canceled by the merger. Specifically, CGDC and CGC received 2,347.64 and 27.29 shares, respectively, of the Company’s Class A common shares and 883.99 and 10.28 shares, respectively, of the Company’s Class B common shares.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Summarized financial information for the Company and PBLIC presented separately for periods prior to the merger is as follows:

	Nine Months Ended September 30 2007	Year Ended December 31 2006	Year Ended December 31 2005
	Unaudited
Revenue:
Company	$2,123,718	$2,895,662	$2,603,337
PBLIC	1,060,485	1,289,386	1,229,697

As restated	$3,184,203	$4,185,048	$3,833,034

Net income (loss):
Company	$(463,244)	$154,815	$252,279
PBLIC	89,842	128,304	103,010
Merger elimination	697,958	—	—

As restated	$324,556	$283,119	$355,289

	September 30 2007	December 31 2006	December 31 2005
	Unaudited
Assets:
Company	$23,871,851	$19,898,105	$20,222,078
PBLIC	16,834,721	15,483,728	14,551,720
Merger elimination	(354,971)	(503,166)	(384,545)

As restated	$40,351,601	$34,878,667	$34,389,253

Liabilities:
Company	$22,811,347	$19,022,125	$19,337,108
PBLIC	15,939,918	14,650,523	13,848,000
Merger elimination	(344,019)	(3,292)	(1,127)

As restated	$38,407,246	$33,669,356	$33,183,981

Capital and surplus:
Company	$1,060,505	$875,980	$884,970
PBLIC	894,803	833,204	703,720
Merger elimination	(10,952)	(499,873)	(383,418)

As restated	$1,944,356	$1,209,311	$1,205,272

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Nature of Business

The Company sells a full line of insurance products, including individual, credit and group coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam and Puerto Rico. Sales of the Company’s products are primarily through agents, brokers, financial institutions and direct response methods.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria for an effective hedge are accounted for at fair value and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO, and the related net unrealized gains (losses) are reported in unassigned surplus with any adjustment for federal income taxes.

Hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $5,919 and $1,057,142 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated noninsurance companies are reported based on underlying audited GAAP equity and the net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $2,719, $13,517 and $559 for years ended December 31, 2007, 2006 and 2005, respectively. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $77,560 and $65,720 at December 31, 2007 and 2006, respectively, is net of the reserve of $32,559 and $49,923, respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Participation securities, notes receivable and options are carried at amortized cost.

Investments in Low Income Housing Tax Credits (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

The carrying amounts of all investments are reviewed on an ongoing basis for deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued for bonds in default of $159 and $67, respectively, with respect to such practices. There were no amounts excluded for mortgage loans or real estate for either 2007 or 2006.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre- determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.

Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the derivatives (liability) line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2007 and 2006, derivatives in the amount of $63,511 and $35,962, respectively, were reflected as a liability within the financial statements.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company invests in domestic corporate debt securities denominated in US dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk on domestic corporate or emerging market debt through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short-dated transactions. Should a credit event occur, the Company may deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expenses. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The Company received variable contract premiums of $895,572, $784,074 and $674,883, in 2007, 2006 and 2005, respectively. In addition, the Company received $37,498, $32,421 and $29,473, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioners’ Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.5 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserves in the statement of operations.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claim and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company’s divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2007 and December 31, 2006 was $1,761 and $1,631, respectively.

The Company incurred $7,276 and paid $7,146 of claim adjustment expenses during 2007, of which $2,747 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded a (benefit) expense of $(3,045), $(2,209) and $7,105, for the years ended December 31, 2007, 2006 and 2005, respectively.

In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $692, $599 and $294 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Prescribed and Permitted Statutory Accounting Practices (continued)

The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2007	2006	2005
Net income, State of Iowa basis	$361,381	$283,119	$355,289
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income, NAIC SAP	$361,381	$283,119	$355,289

Statutory surplus, State of Iowa basis	$731,779	$1,209,311	$1,205,272
State prescribed practice for secondary guarantee reinsurance	(26,573)	—	—

Statutory surplus, NAIC SAP	$705,206	$1,209,311	$1,205,272

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Accounting Changes

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $23,728 at January 1, 2006.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Investment Securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

For fixed maturity securities (including preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit quality and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The carrying amount of these items is included in the liability section of the balance sheet.

Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Separate Account Assets and Annuity Liabilities: The fair values of separate account assets are based on quoted market prices. The fair values of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Surplus Notes and Borrowed Money: Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements. The fair value of borrowed money is assumed to equal their carrying amount.

Receivable From/Payable to Parent, Subsidiaries, and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006 (Restated)
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash (overdraft), cash equivalents and short-term investments, other than affiliates	$36,908	$36,908	$(11,465)	$(11,465)
Bonds, other than affiliates	19,424,564	19,215,708	17,576,527	17,871,164
Preferred stocks, other than affiliates	1,078,126	1,023,972	1,220,098	1,256,643
Common stock, other than affiliates	13,594	13,594	42,051	42,051
Mortgage loans on real estate	3,194,935	3,268,557	2,558,931	2,697,453
Derivative financial instruments:
Credit default swaps	(314)	(18,785)	(274)	2,742
Interest rate swaps	(63,847)	(111,206)	(36,379)	37,600
Options	650	650	691	691
Policy loans	487,766	487,766	485,446	485,446
Receivable from parent, subsidiaries, and affiliates	65,599	65,599	72,793	72,793
Short-term notes receivable from affiliates	111,800	111,800	189,300	189,300
Separate account assets	11,757,527	11,757,527	10,900,115	10,900,115
Liabilities
Investment contract liabilities	14,851,829	14,394,444	12,402,413	12,293,407
Borrowed money	—	—	130,917	130,917
Payable to parent, subsidiaries and affiliates	176,664	176,664	105,594	105,594
Separate account annuity reserve liabilities	11,676,495	11,676,495	10,813,711	10,813,711

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$334,047	$16,772	$4,905	$75	$345,839
State, municipal and other government	438,025	42,389	154	911	479,349
Public utilities	1,249,780	40,795	12,563	6,985	1,271,027
Industrial and miscellaneous	12,761,711	252,205	123,140	177,191	12,713,585
Mortgage and other asset-backed securities	4,641,001	18,490	15,732	237,851	4,405,908

	19,424,564	370,651	156,494	423,013	19,215,708
Unaffiliated preferred stocks	1,078,126	16,338	16,847	53,645	1,023,972

	$20,502,690	$386,989	$173,341	$476,658	$20,239,680

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$802,805	$18,539	$6,496	$1,659	$813,189
State, municipal and other government	462,844	50,752	1,687	153	511,756
Public utilities	1,155,974	55,851	10,629	4,774	1,196,422
Industrial and miscellaneous	10,641,363	335,840	119,859	35,662	10,821,682
Mortgage and other asset-backed securities	4,513,541	39,615	16,866	8,175	4,528,115

	17,576,527	500,597	155,537	50,423	17,871,164
Unaffiliated preferred stocks	1,220,098	51,084	12,517	2,022	1,256,643

	$18,796,625	$551,681	$168,054	$52,445	$19,127,807

The Company held bonds and preferred stocks at December 31, 2007 and 2006 with a carrying value of $50,180 and $51,172 and amortized cost of $55,311 and $51,368, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 695 and 973 securities with a carrying value of $3,560,593 and $4,609,545 and an unrealized loss of $173,341 and $168,054 with an average price of 95.1 and 96.4 (NAIC market value/amortized cost). Of this portfolio, 94.8% and 95.0% were investment grade with associated unrealized losses of $155,433 and $152,666, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 951 and 614 securities with a carrying value of $9,113,998 and $3,115,968 and an unrealized loss of $476,658 and $52,445 with an average price of 94.8 and 98.3 (NAIC market value/amortized cost). Of this portfolio, 92.9% and 94.5% were investment grade with associated unrealized losses of $434,161 and $37,383, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

At December 31, 2007, the Company’s banking sub-sector portfolio reported $104,861 in unrealized losses and had a carrying value of $2,495,713. The absolute exposure to the banking sector is significant, but the Company’s securities in this sector are generally highly rated. Because of the banking sector’s size, the absolute dollar amount of unrealized losses is large, but the overall market value as a percentage of book value on all securities in an unrealized loss position is 94%. While the sector has some exposure to the sub prime market, the issuers are highly diversified and any impact is not expected to be material to their credit profile.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007, the Company’s brokerage sub-sector portfolio reported $21,019 in unrealized losses and had a carrying value of $555,664. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

At December 31, 2007, the Company’s communication sector portfolio reported $26,936 in unrealized losses and had a carrying value of $1,491,248. The communication sector can be further divided in the media cable, media non-cable, wireless and wire-lines sub-sectors. Many companies in the communications sector continue to focus on increasing shareholder returns. This has escalated event risk within the sector and caused many companies to increase financial leverage. The most significant of these sub-sectors from an unrealized loss perspective is non-cable media.

All media companies, but especially newspaper companies, are suffering from a tepid advertising environment, with advertising dollars shifting to “new” forms of media. This has led to lower returns on equity, historically low equity multiples, and poor stock performance. In some cases activist shareholders and private equity firms have forced management to respond by increasing financial leverage, consolidation or asset divestitures.

Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration, rather than credit related concerns. Based on the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss, the Company does not consider the remaining book values to be impaired as of December 31, 2007.

At December 31, 2007 the consumer cyclical sector portfolio reported $33,799 in unrealized losses and had a carrying value of $1,168,078. The consumer cyclical sub-sector covers a range of industries including autos, home construction, lodging, media and retailers. These industries include some of the largest credit issuers in the market. As a result, the Company’s exposure is large. In addition, many of the consumer sectors have been the target of leveraged buyouts and merger and acquisition activity, which has led to credit deterioration. The more significant of these sub-sectors from an unrealized loss perspective are retailers, automotive and home construction.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

At December 31, 2007 the consumer non-cyclical sector portfolio reported $29,871 in unrealized losses. The consumer non-cyclical sector encompasses various sub-sectors ranging from consumer products to supermarkets. The more significant of these sub-sectors from an unrealized loss perspective are food and beverages and consumer products. Food and beverages and consumer products fundamentals have modestly weakened due to higher input costs and the industries’ limited ability to pass along these higher costs to the customer.

Overall, the sector represents a large portion of the corporate debt market. As a result, the Company’s exposure is large and the dollar amount of unrealized losses is also large. The vast majority of the unrealized losses in the consumer non-cyclical sector are not the result of fundamental problems with individual issuers, but are primarily due to increases in interest rates and credit spread widening; therefore, the Company does not consider those unrealized losses to be impaired as of December 31, 2007.

At December 31, 2007 the electric sub-sector portfolio reported $21,447 in unrealized losses and had a carrying value of $1,101,509. Issues negatively impacting the sector include growing capital expenditures programs, the possibility of CO2 legislation, a renewed interest in expanding riskier unregulated generation projects, and an increasingly uncertain state regulatory environment driven by rising energy prices. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration than credit related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007, the Company’s insurance sub-sector portfolio reported $77,572 in unrealized losses and had a carrying value of $924,747. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

At December 31, 2007, the Company’s non-captive finance sub-sector portfolio reported $31,173 in unrealized losses and had a carrying value of $449,373. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

Asset backed securities - Collateralized Bond Obligations (CBO) are primarily secured by pools of corporate bonds and leveraged bank loans. The unrealized loss of $33,713 is a function of decreased liquidity and increased credit spreads in the market for structured finance and monoline guaranteed securities. Where there have been rating downgrades to below investment grade, the individual bonds have been modeled to determine if an other-than-temporary impairment was warranted and resulting impairments have been taken. Impairments on the CBO portfolio were immaterial in 2007. The overall market value as a percent of book value on all securities in an unrealized loss position is 94%, and over 98% of the securities in an unrealized loss position are rated investment grade.

Asset backed securities - Credit Cards are bonds secured by pools of consumer credit card receivables, primarily originated by the largest U.S. financial institution issuers. The unrealized loss of $61,434 in the ABS credit card sector is a function of decreased liquidity and increased credit spreads in the structured finance and financial institution market. While the credit card ABS portfolios with large sub-prime segments may be negatively impacted by the slowing domestic economy and housing market, there has been no rating downgrade of any of the bonds held by the Company. All of the ABS credit card bonds held by the Company are rated investment grade, and the overall market value as a percent of book value on those securities in an unrealized loss position is 94%.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy sub-prime mortgages directly. The Company’s position is related to asset-backed securities (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2006 or 2007.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s ABS sub-prime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$573,544	$573,631	$469,504
Collateralized Debt Obligations	18,978	14,951	15,165

	$592,522	$588,582	$484,669

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2007, which are reported off balance sheet for statutory reporting purposes per the guidance of SSAP No. 91. The off balance sheet subprime exposure is part of derivative collateral programs.

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$3,620	$3,621	$3,441

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007, the Company’s residential mortgage backed securities sub-sector, CMO Non Agency-whole loans, reported $18,264 in unrealized losses. The majority of the unrealized loss is attributed to one issuer, Structured Asset Securities Corporation (SASCO), in the amount of $11,340. The Company owns several securities under the SASCO name, with each deal containing its own unique pool of collateral and representing a separate and distinct trust. The combination of low reset margin, slower prepayment speeds, illiquidity in the market and general level of credit spread widening have pushed the overall fair value as a percent of book value on those residential mortgage backed securities bonds in an unrealized loss position to 92%. The unrealized loss on SASCO is not credit driven but rather a reflection of the move in interest rates and credit spreads relative to where these deals were originally priced.

At December 31, 2007, the Company’s Real Estate Investment Trust (REIT) sub-sector portfolio reported $17,562 in unrealized losses and had a carrying value of $445,898. Since the securities with unrealized losses are trading so close to par, the market is indicating there is little or no risk of default. The unrealized losses are more a reflection of interest rate movements, general market volatility and duration rather than credit-related concerns. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2007.

The estimated fair values of bonds and preferred stocks with gross unrealized losses at December 31, 2007 and 2006 are as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Bonds:
United States Government and agencies	$108,789	$9,455	$118,244
State, municipal and other government	13,704	25,686	39,390
Public utilities	250,436	315,152	565,588
Industrial and miscellaneous	2,346,629	4,558,647	6,905,276
Mortgage and other asset-backed securities	523,402	3,056,272	3,579,674

	3,242,960	7,965,212	11,208,172
Unaffiliated preferred stocks	144,291	672,129	816,420

	$3,387,251	$8,637,341	$12,024,592

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$244,377	$133,328	$377,705
State, municipal and other government	36,498	15,362	51,860
Public utilities	263,542	269,469	533,011
Industrial and miscellaneous	2,905,804	1,918,345	4,824,149
Mortgage and other asset-backed securities	730,052	596,248	1,326,300

	4,180,273	2,932,752	7,113,025
Unaffiliated preferred stocks	261,216	130,771	391,987

	$4,441,489	$3,063,523	$7,505,012

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$544,634	$542,941
Due after one year through five years	6,252,369	6,235,626
Due after five years through ten years	3,333,167	3,309,451
Due after ten years	4,653,393	4,721,782

	14,783,563	14,809,800
Mortgage and other asset-backed securities	4,641,001	4,405,908

	$19,424,564	$19,215,708

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Bonds	$1,182,474	$1,118,658	$1,091,850
Preferred stocks	70,421	90,516	3,664
Common stocks	3,001	1,395	5,332
Mortgage loans	207,272	190,079	217,453
Real estate	1,547	2,357	1,828
Policy loans	29,263	28,894	28,222
Derivative instruments	(19,826)	(37,531)	(64,853)
Cash, cash equivalents and short-term investments	42,361	18,844	8,515
Other investment income	10,506	15,030	37,781

Gross investment income	1,527,019	1,428,242	1,329,792
Less investment expenses	61,538	68,013	65,660

Net investment income	$1,465,481	$1,360,229	$1,264,132

Proceeds from sales and maturities of bonds and preferred stock and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$11,314,414	$9,894,869	$7,891,161

Gross realized gains	$144,704	$95,789	$116,722
Gross realized losses	(131,234)	(125,466)	(76,632)

Net realized gains (losses)	$13,470	$(29,677)	$40,090

For the years ended December 31, 2007, 2006 and 2005, gross realized losses include $16,710, $44,615 and $23,558, respectively, which relate to losses recognized on other than temporary declines in the fair value of fixed maturities.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Gross unrealized gains and gross unrealized losses on common stock, including the stock of affiliated entities, were as follows:

	December 31
	2007	2006
Gross unrealized gains	$9,209	$10,522
Gross unrealized losses	(9,990)	(9,146)

Net unrealized gains (losses)	$(781)	$1,376

Net realized capital gains (losses) on investments are summarized below:

	Year Ended December 31
	2007	2006	2005
Bonds	$16,336	$(34,186)	$35,939
Preferred stocks	(2,866)	4,509	4,151
Common stocks	12,747	13,234	5,100
Mortgage loans on real estate	11,414	(5,420)	564
Real estate	2,404	(84)	(401)
Derivatives	(9,871)	19,955	(43,801)
Other invested assets	74,483	121,679	47,585

	104,647	119,687	49,137
Federal income tax effect	(34,189)	(40,528)	(45,878)
Transfer to interest maintenance reserve	5,896	3,503	(9,820)

Net realized capital gains (losses) on investments	$76,354	$82,662	$(6,561)

At December 31, 2007, 2006 and 2005, the Company had recorded investments in restructured securities of $1,410, $46,076 and $7,257, respectively. The capital gains taken as a result of restructures in 2007 and 2006 were $863 and $24,276, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2007 and 2006, there were no bonds or stocks held by the Company for which any impairment would have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There are no commitments to lend additional funds to debtors owing receivables.

The changes in net unrealized capital gains and losses on investments were as follows:

	Year Ended December 31
	2007	2006	2005
Bonds	$11,914	$60,462	$(67,567)
Preferred stocks	123	1,948	301
Common stocks	(2,157)	(8,436)	(1,135)
Derivatives	(18,591)	(32,936)	59,926
Other invested assets	(17,923)	18,434	(6,050)

Change in net unrealized capital gains/losses	$(26,634)	$39,472	$(14,525)

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $356, $277 and $2,085 were taken in 2007, 2006 and 2005, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statement of operations.

The Company’s investments in mortgage loans principally involve commercial real estate. During 2007, the respective maximum and minimum lending rates for mortgage loans were 7.65% and 5.55% for commercial loans and 6.76% and 6.05% for agricultural loans. During 2007, the Company did not reduce interest rates on any outstanding mortgages. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated, during the year ended December 31, 2007 at the time of origination was 89%. At December 31, 2007, mortgage loans with a carrying value of $774 were non-income producing for the previous 180 days. Accrued interest of $98 related to these mortgage loans was excluded from investment income at December 31, 2007. Taxes, assessments and other amounts advanced not included in the mortgage loan total were $2 at December 31, 2007.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

At December 31, 2007 and 2006, the Company did not hold any impaired loans with or without a related allowance for credit losses. There were no allowances for credit losses on mortgage loans at December 31, 2007 or 2006. There was no recorded investment in impaired loans during 2007. The average recorded investment in impaired loans during 2006 was $4,013.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized no interest income on impaired loans for December 31, 2007 and recognized $9 of interest income on impaired loans for the year ended December 31, 2006. The Company did not recognize any interest income on a cash basis for years ended December 31, 2007, 2006 or 2005.

During 2007, no mortgage loans were foreclosed or acquired by deed and transferred to real estate. During 2006 and 2005 mortgage loans of $4,653 and $2,873, respectively, were foreclosed or acquired by deed and transferred to real estate. At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $148,971 and $75,602, respectively. The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2007	2006
Pacific	24%	27%
South Atlantic	23	24
Middle Atlantic	18	19
East South Central	10	5
West South Central	8	5
Mountain	7	7
East North Central	6	9
New England	2	2
West North Central	2	2

Property-Type Distribution

	December 31
	2007	2006
Office	48%	34%
Retail	18	27
Industrial	14	15
Apartment	11	12
Agricultural	4	5
Other	2	4
Residential	2	2
Medical	1	1

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

For the year ending December 31, 2007, the Company had ownership interests in 65 Low Income Housing Tax Credits (LIHTC) properties. The remaining years of unexpired tax credits ranged from 1 to 12 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 2 to 17 years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2019 are $71,653. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company has an investment in Trinity Neponset, L.P., which is a limited partnership which owns a certified historic building that was converted into a supermarket in Boston, Massachusetts. This investment qualified for and received rehabilitation credits in the initial year of the investment. Therefore, the only remaining source of incoming cash flow from the investment is the income tax benefit derived from the annual allocation of operating losses from the partnership. Since the majority of the income tax benefits were received in the initial year of the investment, the fair value declined at a faster pace than book value. For the year ended December 31, 2007, an impairment of $1,332 was recorded for Trinity Neponset L.P. The fair value was determined by discounting the anticipated future cash flows. Since the decline in fair value was determined to be other than temporary, the investment in the partnership was written down to the fair value amount.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts. An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments.

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $877,225 and $425,622, respectively, and credit default swaps with a fair value of ($18,632) and $3,016, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.

The Company manages credit default risk on domestic corporate or emerging market debt through the purchase of credit default swaps. As the buyer of default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 Indices. The Company uses S&P 500 and NASDAQ 1000 options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet, and the fair value adjustment is recorded to unassigned surplus in the financial statements.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $218,027 and $124,957, respectively.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2007	2006
Derivative securities:
Swaps:
Receive fixed – pay floating	$7,848,780	$6,572,636
Receive fixed – pay fixed	25,845	15,000
Receive floating – pay fixed	5,991,271	4,385,012
Receive floating – pay floating	4,840,660	2,641,331

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains (losses) since they are effectively settled daily through the variation account. The Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $2,520, $4,555 and $(975), for the years ended December 31, 2007, 2006 and 2005, respectively.

Open futures contracts at December 31, 2007 and 2006, are as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2007:
91	S&P 500 March 2008 Futures	$32,263	$32,495
December 31, 2006:
207	S&P 500 March 2007 Futures	$70,844	$70,867

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 24 years. The company hedges the variability in future cash flows from expected future investment purchases due to changes in interest rates through the use of forward starting interest rate swaps. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. For the years ended December 31, 2007, 2006 and 2005, none of the Company’s cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2007, the Company has accumulated $31,759 in deferred gains related to the termination of forecasted transactions. These gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2008.

For the years ended December 31, 2007, 2006 and 2005, the Company has recorded $14,571, $14,989 and $19,160, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain. The Company did not recognize any unrealized gains or losses during 2007, 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2007, investments with an aggregate carrying amount of $11,723 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such state regulatory authorities, as required by statute.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$2,682,657	$3,087,097	$2,868,026
Reinsurance assumed – non affiliates	198,670	30,354	99,280
Reinsurance assumed – affiliates	2,340	3,461	(2,322)
Reinsurance ceded – non affiliates	(133,898)	(344,082)	(385,827)
Reinsurance ceded – affiliates	(302,720)	(593,178)	(440,143)

Net premiums earned	$2,447,049	$2,183,652	$2,139,014

The Company received reinsurance recoveries in the amount of $80,547, $267,975 and $237,556 during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $22,636 and $33,098, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $14,561,599 and $14,156,719, respectively, of which $14,445,349 and $13,922,214, respectively, were ceded to affiliates.

At December 31, 2007 and 2006, amounts recoverable from unaffiliated unauthorized reinsurers totaled $3,517 and $3,943, respectively, and reserve credits for reinsurance ceded totaled $18,471 and $77,821, respectively. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $27,835 and $20,268 at December 31, 2007 and 2006, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days. There would be no reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled.

Effective December 31, 2007, Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate of the Company, recaptured all inforce business that was previously retroceded to PBLIC under the retrocession agreement effective January 1, 2003. The difference between the life and claim reserves released of $56 and $4, respectively, and consideration paid of $55 is included in the statement of operations. During 2007, 2006 and 2005, the Company has amortized $349, $67 and $70, respectively, into earnings with a corresponding charge to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company also entered into an agreement, effective December 31, 2007, to recapture obligations and benefits related to certain universal life insurance contracts that PBLIC had previously ceded to TIRe. The Company recovered assets of $3,824 and paid recapture consideration of $254 associated with this transaction. Reserves recaptured included life reserves of $503 and claim reserves of $39. As a result, a pre-tax gain of $3,028 was included in the statement of operations. In addition, the unamortized pre-tax gain of $438 ($285 net of tax) related to the original reinsurance transaction and held by the Company in unassigned surplus, was released into income as a result of this recapture.

Effective December 31, 2007, the Company recaptured all inforce universal life business that PBLIC previously reinsured to Transamerica International Reinsurance Ireland Limited (TIRI), an affiliate. The Company paid a recapture fee of $3,005 and recovered assets of $1,193. Life and claims reserves were recaptured in the amount of $20,520 and $58, respectively. This transaction resulted in a pre-tax loss of $22,390 which is included in the statement of operations.

Effective December 31, 2007, the Company entered into a reinsurance agreement with Transamerica Life Insurance Company (TLIC), an affiliate, to cede certain universal life business. Universal life secondary guarantee reserves ceded were $26,573, resulting in a net of tax gain of $17,273, that has been recorded directly to unassigned surplus on a net of tax basis.

The Company entered into an agreement with an unaffiliated company to assume an inforce block of credit life and disability business effective December 31, 2007. The Company received reinsurance consideration of $20,451, paid a commission expense allowance of $9,100 and established reserves approximately equal to the consideration, resulting in a loss of $9,100 pre-tax ($5,915, net of tax) that has been included in the statement of operations.

During 2000, the Company ceded a block of inforce business to a non-affiliate on a modified coinsurance basis. During 2007, the Company recaptured this block of inforce business. As a result of the recapture, the Company paid a recapture premium of $1,602,504 and established reserves approximately equal to the consideration, resulting in no gain or loss on the transaction. During 2007, 2006 and 2005, $26,000 of deferred gains related to the initial transaction was amortized into earnings with a corresponding charge directly to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

On October 1, 2007, the Company entered into recapture agreements with Life Investors Insurance Company of America (LIICA), an affiliate, and TLIC, whereby LIICA and TLIC recaptured all liabilities related to various fixed deferred annuity plans that were ceded to the Company under their respective July 1, 1990 agreements. The recapture consideration received was $3,770 and the reserves recaptured were $53,085 by LIICA and $249,642 by TLIC. The Company paid a recapture premium of $302,727. The resulting pre-tax gain of $3,770 has been included in the statement of operations.

The Company assumed certain risks previously reinsured by Global Premier Reinsurance Company (GPRe), an affiliate, from an unaffiliated company effective October 1, 2007. The Company paid a reinsurance commission expense allowance of $26,400 and established reserves of $17,600, resulting in a pre-tax loss of $44,000 that has been included in the statement of operations.

The Company assumed certain risks previously reinsured by GPRe from an unaffiliated company effective April 1, 2007. The Company paid a reinsurance commission expense allowance of $14,967 and established reserves of $5,975, resulting in a pre-tax loss of $20,942 that has been included in the statement of operations.

On July 1, 2004, the Company entered into an agreement with London Life and Manulife Reinsurance LTD to cede an inforce block of life insurance on a coinsurance and modified coinsurance basis. Effective January 1, 2007, the Company recaptured this block of in force term life business. The recapture premium received was $1,342,614 and the commission expense allowance paid was $1,342,614. The Company received consideration of $100,000 for this transaction and recaptured reserves approximately equal to the consideration, resulting in no gain or loss on the transaction. During 2006 and 2005, $28,632 and $42,999, respectively, of deferred gain related to the original reinsurance agreement was amortized into earnings with a corresponding charge directly to unassigned surplus.

The Company assumed certain risks previously reinsured by GPRe from an unaffiliated company effective December 31, 2006. The Company paid a reinsurance commission expense allowance of $4,282 and established reserves of $2,880, resulting in a pre-tax loss of $7,162 that has been included in the statement of operations.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company assumed certain risks previously reinsured by GPRe from an unaffiliated company effective December 31, 2006. The Company paid a reinsurance commission expense allowance of $22,332 and established reserves of $17,802, resulting in a pre-tax loss of $40,134 that has been included in the statement of operations.

The Company entered into an agreement with an unaffiliated company to assume an inforce block of life and health business effective December 31, 2006. The Company received reinsurance consideration of $270,641, paid a commission expense allowance of $131,339 and established reserves approximately equal to the reinsurance consideration received, resulting in a pre-tax loss of $131,339 that has been included in the statement of operations. Adjustments were made during 2007 to true up the actual purchase price, resulting in a pre-tax loss of $27,598.

The Company entered into an agreement with an unaffiliated company to assume an inforce block of life and health business effective September 1, 2006. The Company received reinsurance consideration of $20,785 and established reserves approximately equal to the consideration, resulting in no gain or loss on the transaction.

Effective January 1, 2006, a block of life and accident and health business assumed by PBLIC under a reinsurance agreement was recaptured. The recapture premium received from the transaction was $8,266. As a result of the transaction, premium receivables of $5,211 were written off and reserves of $62,143 were released resulting in a pre-tax gain of $65,198 ($42,379 net of tax) that was included in the statement of operations.

During 2006, PBLIC entered into a reinsurance agreement with TIRI to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $300 and ceded reserves of $180 resulted in an initial transaction gain of $120 which was credited to unassigned surplus on a net of tax basis in the amount of $78. During both 2007 and 2006, the Company amortized $8 into earnings with a corresponding charge to unassigned surplus.

Effective December 30, 2005, Academy Life Insurance Company (merged into Life Investors Insurance Company of America on July 1, 2006), an affiliate, recaptured the business it had ceded to PBLIC. PBLIC received $31 as consideration for this recapture and released $200 in reserves related to this transaction, which was included in the statement of operations.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company previously entered into a reinsurance treaty with TIRI to cede new production on a block of funding agreements. As a result of this transaction, the Company had a liability for funds withheld under reinsurance of $9,805,154 and $5,876,714 at December 31, 2007 and 2006, respectively.

7. Income Taxes

The main components of deferred income tax amounts are as follows:

	December 31
	2007	2006
Deferred income tax assets:
Guaranty funds	$4,687	$4,767
Tax basis deferred acquisition costs	130,749	130,187
Partnerships	27,038	12,180
Reserves	207,399	202,570
Ceding commission amortization	4,632	5,662
Unrealized capital losses	57,846	61,129
Credit carryforwards	37,672	33,964
Liquidity reserves	7,714	1,319
Reinsurance on unauthorized companies	2,217	1,149
Deferred intercompany losses	1,912	25,625
Other	14,427	23,353

Total deferred income tax assets	496,293	501,905
Nonadmitted deferred tax assets	127,458	337,909

Admitted deferred tax assets	368,835	163,996
Deferred income tax liabilities:
Section 807(f) adjustments	2,574	6,393
Partnerships/real estate	22,448	6,764
Deferred intercompany gains	220,003	15,613
Unrealized capital gains	42,793	36,343
Derivatives	—	3,422
Other	3,121	1,791

Total deferred income tax liabilities	290,939	70,326

Net admitted deferred income tax asset	$77,896	$93,670

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The changes in net deferred income tax assets and deferred income tax assets are as follows:

	December 31
	2007	2006	Change
Total deferred income tax assets	$496,293	$501,905	$(5,612)
Total deferred income tax liabilities	290,939	70,326	(220,613)

Net deferred income tax asset	$205,354	$431,579	(226,225)

Tax effect of unrealized gains/(losses)			(14,718)

Change in net deferred income tax			$(240,943)

	December 31
	2006	2005	Change
Total deferred tax assets	$501,905	$448,961	$52,944
Total deferred tax liabilities	70,326	92,261	21,935

Net deferred tax asset	$431,579	$356,700	74,879

Tax effect of unrealized gains/(losses)			(4,011)

Change in net deferred income tax			$70,868

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$165,475	$106,044	$144,307
Ceding commission amortization	(1,030)	(1,030)	(1,030)
Deferred acquisition costs – tax basis	1,830	2,506	(462)
Dividends received deduction	(1,649)	(7,716)	(3,036)
Tax credits	(27,332)	(61,645)	(54,154)
Reinsurance transactions	(3,180)	(19,120)	(24,173)
Investment income items	(10,425)	3,822	19,555
Limited partnership book/tax difference	(8,955)	(9,290)	(27,232)
Prior year over accrual	1,815	(10,410)	(20,144)
Tax reserve valuation	4,742	25,487	22,980
Other	(3,988)	(5,281)	(9,414)

Federal income tax expense on operations and capital gains (losses) on investments	117,303	23,367	47,197
Less tax on capital gains (losses)	34,189	40,528	45,878

Total federal income tax expense (benefit)	$83,114	$(17,161)	$1,319

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$117,303	$23,367	$47,197
Change in net deferred income taxes	240,943	(70,868)	(48,500)

Total statutory income taxes	$358,246	$(47,501)	$(1,303)

Tax credits include low income housing credits which are investments for which the Company’s primary benefit is a reduction in income tax expense via tax credits.

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. At December 31, 2006, the life subgroup had no loss carryforwards. At December 31, 2007, the life subgroup had $69,605 of general business credit carryforwards and $25,067 of foreign tax credit carryforwards which originated in 2006 and 2007. A tax return has not yet been filed for 2007.

Income taxes incurred in the current and prior years for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses are as follows:

Year	Amount
2007	$59,076
2006	—
2005	286,973

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was negligible and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is currently underway for 2005 and 2006.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2007 and 2006.

For the year ended 2007, premiums for life participating policies were $5,765. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,492 to policyholders and did not allocate any additional income to such policyholders.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2007		December 31, 2006
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With market value adjustment	$1,185,024	4%	$1,655,633	5%
At book value less current surrender charge of 5% or more	249,820	1	346,326	1
At fair value	11,592,107	34	10,664,641	32

Total with adjustment or at market value	13,026,951	39	12,666,600	38
At book value without adjustment (with minimal or no charges or adjustments)	1,639,751	5	2,108,382	6
Not subject to discretionary withdrawal	18,799,574	56	18,498,099	56

Total annuity reserves and deposit fund liabilities — before reinsurance	33,466,276	100%	33,273,081	100%

Less reinsurance ceded	14,521,542		13,785,495

Net annuity reserves and deposit fund liabilities	$18,944,734		$19,487,586

Included in the liability for deposit-type contracts at December 31, 2007 and 2006 are approximately $451,799 and $445,334, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2007, the contractual maturities were: 2008 - $90,853; 2009 - $326,974; 2010 - $24,904; 2011 - $0; 2012 - $0; and thereafter - $9,067.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

Separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or market value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an incidental minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are bought by the Company and held within the separate account. The assets in the accounts, carried at estimated fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$43	$885,909	$885,952

Reserves for separate accounts as of December 31, 2007 with assets at fair value	$—	$31,956	$11,697,925	$11,729,881

Total	$—	$31,956	$11,697,925	$11,729,881

Reserves by withdrawal characteristics as of December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$31,956	$—	$31,956
At fair value	—	—	11,605,489	11,605,489
Not subject to discretionary withdrawal	—	—	92,436	92,436

Total separate account liabilities at December 31, 2007	$—	$31,956	$11,697,925	$11,729,881

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$218	$787,163	$787,381

Reserves for separate accounts as of December 31, 2006 with assets at fair value	$144,013	$34,606	$10,685,133	$10,863,752

Total	$144,013	$34,606	$10,685,133	$10,863,752

Reserves by withdrawal characteristics as of December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$144,013	$34,606	$—	$178,619
At fair value	—	—	10,642,433	10,642,433
Not subject to discretionary withdrawal	—	—	42,700	42,700

Total separate account liabilities at December 31, 2006	$144,013	$34,606	$10,685,133	$10,863,752

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$—	$443	$674,438	$674,881

Reserves for separate accounts as of December 31, 2005 with assets at fair value	$192,754	$39,779	$9,122,139	$9,354,672

Total	$192,754	$39,779	$9,122,139	$9,354,672

Reserves by withdrawal characteristics as of December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$123,997	$39,779	$—	$163,776
At fair value	—	—	9,049,122	9,049,122
Not subject to discretionary withdrawal	68,757	—	73,017	141,774

Total separate account liabilities at December 31, 2005	$192,754	$39,779	$9,122,139	$9,354,672

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the statement of operations of the separate accounts statement:
Transfers to separate accounts	$895,572	$784,074	$674,883
Transfers from separate accounts	(507,947)	(553,603)	(728,888)

Net transfers to (from) separate accounts	387,625	230,471	(54,005)
Miscellaneous reconciling adjustments	(64)	7,953	6,846

Transfers as reported in the statement of operations of the life, accident and health annual statement	$387,561	$238,424	$(47,159)

At December 31, 2007 and 2006, the Company had variable annuities with minimum guaranteed income benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Minimum Guaranteed Income Benefit	$14,797	$319	$—
2006	Minimum Guaranteed Income Benefit	18,335	284	—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had variable annuities with minimum guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Minimum Guaranteed Death Benefit	$7,214,214	$27,359	$—
2006	Minimum Guaranteed Death Benefit	6,918,990	23,588	—

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date and the policy’s next anniversary date. At December 31, 2007 and 2006, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected) are as follows:

	Gross	Loading	Net
December 31, 2007
Life and annuity:
Ordinary direct first year business	$25,587	$19,582	$6,005
Ordinary direct renewal business	225,221	64,876	160,345
Group life direct business	24,806	7,765	17,041
Credit direct business	42	—	42
Reinsurance ceded	(15,891)	—	(15,891)

Total life and annuity	259,765	92,223	167,542
Accident and health:
Direct	60,126	—	60,126
Reinsurance assumed	1,466	—	1,466
Reinsurance ceded	(440)	—	(440)

Total accident and health	61,152	—	61,152

	$320,917	$92,223	$228,694

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary direct first year business	$30,243	$23,643	$6,600
Ordinary direct renewal business	224,124	63,925	160,199
Group life direct business	26,689	9,657	17,032
Credit direct business	(67)	—	(67)
Reinsurance ceded	(14,513)	—	(14,513)

Total life and annuity	266,476	97,225	169,251
Accident and health:
Direct	48,397	—	48,397
Reinsurance assumed	4	—	4
Reinsurance ceded	(422)	—	(422)

Total accident and health	47,979	—	47,979

	$314,455	$97,225	$217,230

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Heath Contracts. At December 31, 2007 and 2006, the Company had insurance in force aggregating $10,334,624 and $11,161,742, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $102,404 and $115,391 to cover these deficiencies at December 31, 2007 and 2006, respectively.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $368,141 without the prior approval of insurance regulatory authorities in 2008. If the Company remains in an unassigned deficit position during 2008, no dividends can be paid without the prior approval of insurance regulatory authorities.

In 2007, the Company paid a $1,200,000 dividend to its parent companies, CGDC and CGC which was deemed approved by Insurance Division, Department of Commerce, of the State of Iowa. Of this amount, $92,000 was considered an ordinary cash dividend and $1,108,000 was considered an extraordinary dividend. The Company paid dividends to its stockholders of $190,000 and $255,000, in 2006 and 2005, respectively, which were approved by the Maryland Insurance Administration.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to one such vote.

On December 23, 2004, the Company received $117,168 from CDGC and $42,832 from AEGON USA, Inc. (AEGON), both affiliates, in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Capital and Surplus (continued)

Additional information related to the surplus notes at December 31, 2007 and 2006 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2007
CGDC	$117,168	$7,030	$20,660	$586
AEGON	42,832	2,570	7,553	214

Total	$160,000	$9,600	$28,213	$800

2006
CGDC	$117,168	$7,030	$13,630	$586
AEGON	42,832	2,570	4,983	214

Total	$160,000	$9,600	$18,613	$800

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and December 31, 2006, respectively, securities in the amount of $522,048 and $1,327,849 were on loan under security lending agreements. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $6,723, $7,707 and $7,120, for the years ended December 31, 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 25% of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $2,723, $3,122 and $3,097, for the years ended December 31, 2007, 2006 and 2005, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2007 and 2006 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $1,270, $1,135 and $1,228, for the years ended December 31, 2007, 2006 and 2005, respectively.

12. Related Party Transactions

Prior to August 31, 2007, the Company held a limited partnership interest in Capital Liberty LP (CLLP), an affiliate. The balance sheet of CLLP was essentially comprised of shares of PBLIC common and preferred stock. CGDC, the Company’s parent, gave consideration to the Company in exchange for its partnership interests in CLLP on August 31, 2007. A capital contribution of $537,044, less the additional cash investment made of $13,847, has been included within the 2007 financial statements to reflect the amount of cash received from CGDC for the Company’s interests in CLLP. In addition, the prior investment held in CLLP has been eliminated from the financials in order to appropriately report merged financial information.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $39,781, $86,359 and $91,596, respectively, for these services, which approximates their costs to the affiliates.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (continued)

At December 31, 2007 and 2006, the Company reported $27,449 and $71,702, respectively, as due from parent, subsidiary and affiliated companies. The Company also reported $12,415 and $44,253 as due to parent, subsidiary and affiliated companies. Terms of settlement require that these amounts be settled within 90-days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2007, 2006 and 2005, the Company paid net interest of $8,886, $5,234 and $3,110, respectively, to affiliates.

During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $411 and $350 for these services during 2007 and 2006, respectively.

At December 31, 2007, the Company had two short-term notes receivable from Transamerica Corporation of $19,900 and $18,500. These notes are due on or before August 28, 2008 and November 28, 2008, respectively, and bear interest at 5.28% and 4.72%, respectively. The Company also had two short-term notes receivable from Transamerica Occidental Life Insurance Company of $26,300 and $47,100. These notes are due by October 22, 2008 and October 23, 2008, respectively and bear interest at 5.05%. These notes are reported as short-term investments. The Company had short-term notes payable to Transamerica Financial Life Insurance Company and Life Investors Insurance Company of America of $75,100 and 24,300 at December 31, 2007. These notes are due by December 18, 2008 and December 27, 2008, respectively and bear interest at 4.75%. At December 31, 2006, the Company had a short-term notes payable of $61,000 to Transamerica Occidental Life Insurance Company, which was paid on January 18, 2007. At December 31, 2007 and 2006, the Company had a long-term note receivable from Bankers Financial Life Insurance Company, an affiliate, of $750 which bears interest at 6%.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2007 and 2006, the cash surrender value of these policies was $66,000 and $63,682, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
Bolinger, Inc. 101 JFK Parkway Short Hills, NJ 07078	22-0781130	No	Group A&H/Life	C,CA,R,B,P,U	$89,806

Coverdell & Company 1718 Peachtree St. NW Suite 276 Atlanta, GA 30309	58-1604660	No	Group / Individual A&H Group Life	Partial Admin	72,293

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C,B,P,U	729,248

Total					$891,347

C-	Claims Payment

CA- Claims Adjustment

R-	Reinsurance Ceding
B-	Binding Authority
P-	Premium Collection
U-	Underwriting

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Commitments and Contingencies

A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal, and management does not anticipate any future funding requirements that would have a material impact on reported financial results. The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $41,406,343 as of December 31, 2007.

At December 31, 2007 and 2006, the Company has entered into multiple agreements with commitment amounts of $48,675 and $48,675, respectively, for which it was paid a fee to provide standby liquidity asset purchase agreements. The Company believes the chance of draws under the agreements is minimal. Any advances that would be made under these agreements would be repaid with interest.

During 2007 and 2006, the Company has provided guarantees for the performance of a noninsurance subsidiary that was involved in guaranteed sales of investments in LIHTC partnerships. These partnerships are partially or majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investors’ capital accounts covered by the transactions was $272,391 and $157,266 at December 31, 2007 and 2006, respectively. The nature of the obligation is to provide the investors with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investors’ inability to fully utilize the tax benefits. Accordingly, the Company believes the chance of having to make material payments under the guarantee is remote.

At December 31, 2007 and 2006, the Company had mortgage loan commitments of $158,470 and $63,300, respectively. The Company has contingent commitments of $245,319 and $271,094 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies, which include LIHTC commitments of $71,653 and $132,279, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Commitments and Contingencies (continued)

At December 31, 2007, no securities were acquired on a “to be announced” (TBA) basis. At December 31, 2006, the net amount of securities being acquired on a TBA basis was $40.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. In conjunction with these transactions, the Company had pledged invested assets with a carrying value and market value of, $82,866 and $84,301, respectively, at December 31, 2007, and $56,011 and $57,890, respectively, at December 31, 2006. Cash in the amount of $72,304 and $33,744 and securities in the amount of $53,869 and $33,205, were posted to the Company as of December 31, 2007 and 2006, respectively, which were not included in the financials of the Company. A portion of the cash posted to the Company was reposted as collateral by the Company in the amount of $5,205 as of December 31, 2006.

The Company is a party to legal proceedings incidental to its business, including class actions. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $14,133 and $14,179 and an offsetting premium tax benefit of $1,303 and $1,549 at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $653, $832 and $586, for the years ended December 31, 2007, 2006 and 2005, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

At December 31, 2007, the Company did not participate in dollar reverse repurchase agreements. At December 31, 2006, securities with a book value of $129,545 and a market value of $130,034 were subject to dollar reverse repurchase agreements. These securities had an average interest rate of 8.70%.

The Company had an outstanding liability for borrowed money in the amount of $130,917 as of December 31, 2006 due to participation in dollar reverse repurchase agreements. The Company enters dollar reverse repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $36,553 and $120,275 for these agreements as of December 31, 2007 and 2006, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $43,847 and $126,620 as of December 31, 2007 and 2006, respectively. These securities have maturity dates that range from 2008 to 2025 and have a weighted average interest rate of 7.72%.

During 2006, the Company sold $982 of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as nonadmitted receivables. Receivables in the amount of $3,777 and $3,744 were nonadmitted as of December 31, 2007 and 2006, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities (continued)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2007 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
Bonds:
NAIC 3	3	$4,569	$4,554	$(5)
NAIC 4	1	3,196	3,206	25
NAIC 5	1	1,167	1,201	26

Statutory-Basis

Financial Statement Schedules

Monumental Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$345,294	$357,103	$345,294
States, municipalities and political subdivisions	212,824	218,765	212,824
Foreign governments	367,868	404,163	367,868
Public utilities	1,249,780	1,271,027	1,249,780
All other corporate bonds	17,248,798	16,964,650	17,248,798
Preferred stocks	1,078,126	1,023,972	1,078,126

Total fixed maturities	20,502,690	20,239,680	20,502,690

Equity securities
Common stocks:
Public utilities	—	—	—
Banks, trust and insurance	—	—	—
Industrial, miscellaneous and all other	5,945	13,594	13,594

Total equity securities	5,945	13,594	13,594

Mortgage loans on real estate	3,194,935		3,194,935
Real estate	10,905		10,905
Policy loans	487,766		487,766
Other long-term investments	846,394		846,394
Cash, cash equivalents and short-term investments	36,908		36,908

Total investments	$25,085,543		$25,093,192

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

Monumental Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

December 31, 2007

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2007
Individual life	$6,001,385	$—	$46,412	$648,323	$397,249	$654,902	$3,242,283
Individual health	318,292	104,181	65,927	250,567	43,154	179,387	115,975	$136,776
Group life and health	750,892	36,372	108,882	500,379	84,495	298,576	197,282	537,210
Annuity	4,931,152	—	82	1,047,780	940,583	783,384	904,097

	$12,001,721	$140,553	$221,303	$2,447,049	$1,465,481	$1,916,249	$4,459,637

Year ended December 31, 2006
Individual life	$5,840,438	$—	$40,806	$404,508	$341,229	$689,706	$513,340
Individual health	238,733	118,856	43,704	135,377	26,997	215,831	44,405	$139,248
Group life and health	733,254	31,179	111,626	484,703	57,983	209,723	298,018	531,637
Annuity	5,829,622	—	159	1,159,064	934,020	1,423,728	605,511

	$12,642,047	$150,035	$196,295	$2,183,652	$1,360,229	$2,538,988	$1,461,274

Year ended December 31, 2005
Individual life	$5,455,037	$—	$40,379	$389,731	$420,229	$577,856	$329,876
Individual health	182,209	27,485	31,935	138,534	15,498	102,737	48,591	$145,506
Group life and health	761,527	37,061	106,440	520,619	57,588	315,878	193,683	546,846
Annuity	6,283,924	—	206	1,090,130	770,817	1,607,198	292,518

	$12,682,697	$64,546	$178,960	$2,139,014	$1,264,132	$2,603,669	$864,668

*	Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

Monumental Life Insurance Company

Reinsurance

(Dollars in Thousands)

December 31, 2007

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$71,568,810	$11,106,579	$7,746,495	$68,208,726	11%

Premiums:
Individual life	$733,365	$125,723	$40,681	$648,323	6%
Individual health	136,776	11,369	125,161	250,568	50%
Group life and health	537,210	49,514	12,683	500,379	3%
Annuity	1,275,306	250,012	22,485	1,047,779	2%

	$2,682,657	$436,618	$201,010	$2,447,049	8%

Year ended December 31, 2006
Life insurance in force	$70,554,174	$31,295,377	$10,387,027	$49,645,824	21%

Premiums:
Individual life	$736,750	$334,072	$1,830	$404,508	0%
Individual health	139,247	7,995	4,125	135,377	3%
Group life and health	531,637	47,932	998	484,703	0%
Annuity	1,679,463	547,261	26,862	1,159,064	2%

	$3,087,097	$937,260	$33,815	$2,183,652	2%

Year ended December 31, 2005
Life insurance in force	$71,715,900	$32,629,645	$1,861,683	$40,947,938	5%

Premiums:
Individual life	$735,161	$346,146	$716	$389,731	0%
Individual health	145,506	7,337	365	138,534	0%
Group life and health	546,846	56,475	30,248	520,619	6%
Annuity	1,440,513	416,012	65,629	1,090,130	6%

	$2,868,026	$825,970	$96,958	$2,139,014	5%

Monumental Life Insurance Company

Unaudited Balance Sheet – Statutory Basis

(Dollars In Thousands)

As of September 30, 2008

Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,020,327
Bonds:
Affiliated entities	64,902
Unaffiliated	18,305,141
Preferred stocks:
Affiliated entities	16,990
Unaffiliated	980,152
Common stocks:
Affiliated entities (cost: September 30, 2008 - $24,733)	14,873
Unaffiliated (cost: September 30, 2008 - $18,195)	17,316
Mortgage loans on real estate	3,108,951
Real estate, at cost less allowance for depreciation
Properties held for sale	10,171
Investment properties	1,186
Policy loans	491,692
Receivables for securities	2,429
Lehman collateral balance	10,641
Other invested assets	1,031,985

Total cash and invested assets	25,076,755
Premiums deferred and uncollected	251,530
Accrued investment income	300,941
Federal and foreign income tax recoverable	23,720
Net deferred income tax asset	133,398
Receivable from parent, subsidiaries and affiliates	68,435
Cash surrender value of life insurance policies	67,863
Reinsurance receivable	258,383
Accounts receivable	36,642
Other assets	16,997
Separate account assets	10,541,177

Total admitted assets	$36,775,842

UNAUDITED

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$6,884,851
Annuity	4,605,974
Accident & Health	542,708
Policy and contract claim reserves:
Life	59,160
Accident & Health	172,162
Liability for deposit-type contracts	2,936,326
Other policyholders’ funds	8,327
Remittances and items not allocated	8,895
Reinsurance in unauthorized companies	5,641
Municipal reverse repurchase agreements	111,209
Asset valuation reserve	384,102
Interest maintenance reserve	9,827
Funds held under reinsurance agreements	9,227,245
Payable for securities	35,052
Payable to parent, subsidiaries and affiliates	42,260
Transfers from separate accounts due or accrued	(2,427)
Deferred derivative loss	14,884
Derivatives	64,700
Other liabilities	203,701
Separate account liabilities	10,541,177

Total liabilities	35,855,774
Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773
Surplus notes	160,000
Paid-in surplus	755,973
Unassigned surplus (deficit)	(6,042)

Total capital and surplus	920,068

Total liabilities and capital and surplus	$36,775,842

UNAUDITED

Monumental Life Insurance Company

Unaudited Statement of Operations – Statutory Basis

(Dollars In Thousands)

For the Nine Months Ended September 30, 2008

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$608,690
Annuity	727,919
Accident and health	514,394
Net investment income	1,007,460
Amortization of interest maintenance reserve	(21)
Commissions and expense allowances on reinsurance ceded	40,826
Reserve adjustments on reinsurance ceded	2
Income from fees associated with investment management, administration and contract guarantees for separate accounts	26,828
Other income	7,343

2,933,441
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	607,060
Annuity benefits	231,314
Surrender benefits	895,766
Other benefits	97,354
Increase (decrease) in aggregate reserves for policies and contracts:
Life	12,296
Annuity	(305,480)
Accident and health	46,418

1,584,728
Insurance expenses:
Commissions	230,090
General insurance expenses	195,277
Taxes, licenses and fees	31,261
Net transfers to separate accounts	201,363
Reinsurance reserve adjustment	(2)
Funds withheld ceded investment income	246,408
Consideration on reinsurance recaptured	2,810
Experience refunds	(930)
Other expenses	27,773

934,050

Total benefits and expenses	2,518,778

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	414,663
Dividends to policyholders	1,090

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	413,573
Federal income tax expense	143,718

Gain from operations before net realized capital gains (losses) on investments	269,855
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred from/to interest maintenance reserve)	(75,238)

Net income (loss)	$194,617

UNAUDITED

Monumental Life Insurance Company

Unaudited Statement of Changes in Capital and Surplus - Statutory Basis

(Dollars in thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2008	$7,364	$2,773	$160,000	$762,414	$(200,772)	$731,779
Net income	—	—	—	—	194,617	194,617
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	(4,199)	(4,199)
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	(755)	(755)
Change in non-admitted assets	—	—	—	—	37,213	37,213
Change in asset valuation reserve	—	—	—	—	48,624	48,624
Change in liability for reinsurance in unauthorized companies	—	—	—	—	866	866
Change in net deferred income tax asset	—	—	—	—	(81,630)	(81,630)
Change in surplus as result of reinsurance	—	—	—	—	(6)	(6)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	(6,441)	—	(6,441)

Balance at September 30, 2008	$7,364	$2,773	$160,000	$755,973	$(6,042)	$920,068

UNAUDITED

Monumental Life Insurance Company

Unaudited Statement of Cash Flow - Statutory Basis

(Dollars in thousands)

For the Nine Months Ended September 30, 2008

Operating activities
Premiums collected, net of reinsurance	$1,829,192
Net investment income received	1,111,223
Miscellaneous income received	157,594
Benefit and loss related payments	(2,021,431)
Net transfers to separate, segregated accounts and protected cell amounts	(199,953)
Commissions, expenses paid and aggregate write- ins for deductions	(729,721)
Dividends paid to policyholders	(1,126)
Federal and foreign income taxes paid	(88,397)

Net cash provided by operating activities	57,381
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	4,088,647
Stocks	107,861
Mortgage loans	201,083
Real estate	1,660
Other invested assets	310,630
Miscellaneous proceeds	26,546

4,736,427
Cost of investments acquired:
Bonds	(3,184,809)
Stocks	(107,931)
Mortgage loans	(113,851)
Real estate	(2,498)
Other invested assets	(520,686)
Miscellaneous applications	(45,608)

Total cost of investments acquired	(3,975,383)
Net increase in policy loans	(3,926)

Net cost of investments acquired	(3,979,309)

Net cash provided by (used in) investing activities	757,118
Financing activities
Cash provided (applied):
Net deposits on deposit-type contracts and other insurance liabilities	729,181
Other cash applied	(672,061)

Net cash provided by financing activities	57,120

Increase in cash and short-term investments	871,619
Cash and short-term investments at beginning of year	148,708

Cash and short-term investments at end of period	$1,020,327

UNAUDITED

FINANCIAL STATEMENTS

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Year Ended December 31, 2007

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Financial Statements

Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the Vanguard Variable Annuity Plan,

Monumental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Monumental Life Insurance Company Separate Account VA DD (comprised of the Money Market, Total Bond Market Index, Balanced, Equity Index, Growth, Equity Income, International, High Yield Bond, Small Company Growth, Mid-Cap Index, Short-Term Investment Grade, Diversified Value, REIT Index, Total Stock Market Index Portfolio and Capital Growth Portfolio subaccounts), which are available for investment by contract owners of the Vanguard Variable Annuity Plan, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Monumental Life Insurance Company Separate Account VA DD which are available for investment by contract owners of the Vanguard Variable Annuity Plan at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 21, 2008

1

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

Year Ended December 31, 2007

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Assets
Investment in securities:
Number of shares	1,272,069,729.240	71,659,091.959	61,389,698.683	35,397,376.241

Cost	$1,272,069,729	$795,361,693	$1,040,315,627	$997,285,498

Investments in mutual funds, at net asset value	$1,272,069,729	$826,945,921	$1,274,450,145	$1,045,638,494
Receivable for units sold	1,143	—	—	—

Total assets	1,272,070,872	826,945,921	1,274,450,145	1,045,638,494

Liabilities
Payable for units redeemed	—	9	—	6

	$1,272,070,872	$826,945,912	$1,274,450,145	$1,045,638,488

Net Assets:
Deferred annuity contracts terminable by owners	$1,272,070,872	$826,945,912	$1,274,450,145	$1,045,638,488

Total net assets	$1,272,070,872	$826,945,912	$1,274,450,145	$1,045,638,488

Accumulation units outstanding	683,712,412	30,255,336	24,553,207	20,888,761

Accumulation unit value	$1.8605350	$27.3322340	$51.9056500	$50.0574680

See accompanying notes.

2

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

Year Ended December 31, 2007

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Assets
Investment in securities:
Number of shares	21,404,743.724	25,896,808.939	45,709,976.969	23,928,689.189

Cost	$433,567,195	$486,854,822	$771,354,256	$200,230,572

Investments in mutual funds, at net asset value	$308,014,262	$512,497,849	$1,089,725,851	$196,454,538
Receivable for units sold	7	—	—	—

Total assets	308,014,269	512,497,849	1,089,725,851	196,454,538

Liabilities
Payable for units redeemed	—	3	13	2

	$308,014,269	$512,497,846	$1,089,725,838	$196,454,536

Net Assets:
Deferred annuity contracts terminable by owners	$308,014,269	$512,497,846	$1,089,725,838	$196,454,536

Total net assets	$308,014,269	$512,497,846	$1,089,725,838	$196,454,536

Accumulation units outstanding	12,987,253	11,958,740	31,498,846	10,583,572

Accumulation unit value	$23.7166610	$42.8555070	$34.5957390	$18.5622150

See accompanying notes.

3

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

Year Ended December 31, 2007

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Investment Grade Subaccount	Diversified Value Subaccount
Assets
Investment in securities:
Number of shares	27,216,445.760	28,701,390.726	36,068,050.168	31,544,412.209

Cost	$453,448,997	$427,122,366	$379,624,706	$401,864,567

Investments in mutual funds, at net asset value	$493,978,491	$533,271,840	$388,452,900	$515,120,251
Receivable for units sold	—	—	13	13

Total assets	493,978,491	533,271,840	388,452,913	515,120,264

Liabilities
Payable for units redeemed	2	3	—	—

	$493,978,489	$533,271,837	$388,452,913	$515,120,264

Net Assets:
Deferred annuity contracts terminable by owners	$493,978,489	$533,271,837	$388,452,913	$515,120,264

Total net assets	$493,978,489	$533,271,837	$388,452,913	$515,120,264

Accumulation units outstanding	14,563,240	19,765,694	26,268,057	26,677,954

Accumulation unit value	$33.9195470	$26.9796670	$14.7880340	$19.3088370

See accompanying notes.

4

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

Year Ended December 31, 2007

	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
Assets
Investment in securities:
Number of shares	13,479,413.288	13,951,839.356	13,574,911.816

Cost	$259,557,980	$382,011,581	$205,437,643

Investments in mutual funds, at net asset value	$255,030,499	$433,762,686	$251,814,614
Receivable for units sold	—	9	4

Total assets	255,030,499	433,762,695	251,814,618

Liabilities
Payable for units redeemed	2	—	—

	$255,030,497	$433,762,695	$251,814,618

Net Assets:
Deferred annuity contracts terminable by owners	$255,030,497	$433,762,695	$251,814,618

Total net assets	$255,030,497	$433,762,695	$251,814,618

Accumulation units outstanding	8,236,978	24,087,808	12,579,359

Accumulation unit value	$30.9616600	$18.0075620	$20.0180800

See accompanying notes.

5

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2007

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Net investment income (loss)
Income:
Dividends	$57,353,651	$25,531,298	$33,191,458	$16,435,118
Expenses:
Administrative, mortality and expense risk charge	3,367,507	2,120,611	3,672,595	3,202,155

Net investment income (loss)	53,986,144	23,410,687	29,518,863	13,232,963
Net realized and unrealized capital gains (losses)on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	50,068,471	40,912,954
Proceeds from sales	85,369,738	6,307,899	41,927,402	87,106,008
Cost of investments sold	85,369,738	5,840,066	29,075,214	58,047,778

Net realized capital gains (losses) on investments	—	467,833	62,920,659	69,971,184
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	8,045,178	233,189,358	78,034,426
End of period	—	31,584,228	234,134,518	48,352,996

Net change in unrealized appreciation/depreciation of investments	—	23,539,050	945,160	(29,681,430)

Net realized and unrealized capital gains (losses) on investments	—	24,006,883	63,865,819	40,289,754

Increase (decrease) in net assets from operations	$53,986,144	$47,417,570	$93,384,682	$53,522,717

See accompanying notes.

6

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2007

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Net investment income (loss)
Income:
Dividends	$2,089,225	$13,060,018	$15,357,519	$13,728,435
Expenses:
Administrative, mortality and expense risk charge	898,996	1,614,799	2,865,235	606,384

Net investment income (loss)	1,190,229	11,445,219	12,492,284	13,122,051
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	34,910,432	34,554,419	—
Proceeds from sales	38,537,990	49,931,804	27,673,503	27,347,477
Cost of investments sold	85,876,665	39,020,278	18,899,881	26,487,584

Net realized capital gains (losses) on investments	(47,338,675)	45,821,958	43,328,041	859,893
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(199,696,304)	60,605,458	231,463,733	7,090,632
End of period	(125,552,933)	25,643,027	318,371,595	(3,776,034)

Net change in unrealized appreciation/depreciation of investments	74,143,371	(34,962,431)	86,907,862	(10,866,666)

Net realized and unrealized capital gains (losses) on investments	26,804,696	10,859,527	130,235,903	(10,006,773)

Increase (decrease) in net assets from operations	$27,994,925	$22,304,746	$142,728,187	$3,115,278

See accompanying notes.

7

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2007

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Investment Grade Subaccount	Diversified Value Subaccount
Net investment income (loss)
Income:
Dividends	$2,744,500	$6,794,596	$15,167,468	$9,497,601
Expenses:
Administrative, mortality and expense risk charge	1,601,554	1,666,385	1,072,201	1,628,625

Net investment income (loss)	1,142,946	5,128,211	14,095,267	7,868,976
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	48,449,938	57,231,406	—	16,237,834
Proceeds from sales	71,542,574	47,570,478	25,037,779	44,109,792
Cost of investments sold	66,039,318	35,863,793	24,405,052	30,169,233

Net realized capital gains (losses) on investments	53,953,194	68,938,091	632,727	30,178,393
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	75,625,755	150,858,886	3,526,391	133,466,101
End of period	40,529,494	106,149,474	8,828,194	113,255,684

Net change in unrealized appreciation/depreciation of investments	(35,096,261)	(44,709,412)	5,301,803	(20,210,417)

Net realized and unrealized capital gains (losses) on investments	18,856,933	24,228,679	5,934,530	9,967,976

Increase (decrease) in net assets from operations	$19,999,879	$29,356,890	$20,029,797	$17,836,952

See accompanying notes.

8

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2007

	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
Net investment income (loss)
Income:
Dividends	$7,982,304	$4,191,343	$1,571,492
Expenses:
Administrative, mortality and expense risk charge	1,098,540	1,248,307	657,993

Net investment income (loss)	6,883,764	2,943,036	913,499
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	32,623,329	17,135,196	5,214,495
Proceeds from sales	141,781,456	22,155,929	16,000,812
Cost of investments sold	84,812,018	14,933,326	10,214,495

Net realized capital gains (losses) on investments	89,592,767	24,357,799	11,000,812
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	150,358,363	60,860,625	34,002,339
End of period	(4,527,481)	51,751,105	46,376,971

Net change in unrealized appreciation/depreciation of investments	(154,885,844)	(9,109,520)	12,374,632

Net realized and unrealized capital gains (losses) on investments	(65,293,077)	15,248,279	23,375,444

Increase (decrease) in net assets from operations	$(58,409,313)	$18,191,315	$24,288,943

See accompanying notes.

9

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	Money Market Subaccount		Total Bond Market Index Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$53,986,144	$39,409,150	$23,410,687	$19,396,849
Net realized capital gains (losses) on investments	—	—	467,833	1,242,475
Net change in unrealized appreciation/ depreciation of investments	—	—	23,539,050	1,597,313

Increase (decrease) in net assets from operations	53,986,144	39,409,150	47,417,570	22,236,637
Contract transactions
Net contract purchase payments	301,541,903	280,778,695	51,797,215	34,506,694
Transfer payments from (to) other subaccounts or general account	43,595,842	60,954,525	133,475,873	70,832,296
Contract terminations, withdrawals, and other deductions	(109,117,005)	(103,179,576)	(24,334,965)	(27,176,092)
Contract maintenance charges	(279,211)	(250,473)	(186,667)	(168,456)

Increase (decrease) in net assets from contract transactions	235,741,529	238,303,171	160,751,456	77,994,442

Net increase (decrease) in net assets	289,727,673	277,712,321	208,169,026	100,231,079
Net assets:
Beginning of the period	982,343,199	704,630,878	618,776,886	518,545,807

End of the period	$1,272,070,872	$982,343,199	$826,945,912	$618,776,886

See accompanying notes.

10

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	Balanced Subaccount		Equity Index Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$29,518,863	$23,296,959	$13,232,963	$13,983,579
Net realized capital gains (losses) on investments	62,920,659	41,084,369	69,971,184	101,468,372
Net change in unrealized appreciation/ depreciation of investments	945,160	80,620,905	(29,681,430)	31,032,781

Increase (decrease) in net assets from operations	93,384,682	145,002,233	53,522,717	146,484,732
Contract transactions
Net contract purchase payments	70,126,325	56,542,839	28,140,813	26,364,863
Transfer payments from (to) other subaccounts or general account	3,733,979	11,563,282	(55,595,855)	(92,206,190)
Contract terminations, withdrawals, and other deductions	(43,877,286)	(47,414,512)	(39,297,551)	(49,066,426)
Contract maintenance charges	(322,748)	(314,190)	(301,001)	(337,168)

Increase (decrease) in net assets from contract transactions	29,660,270	20,377,419	(67,053,594)	(115,244,921)

Net increase (decrease) in net assets	123,044,952	165,379,652	(13,530,877)	31,239,811
Net assets:
Beginning of the period	1,151,405,193	986,025,541	1,059,169,365	1,027,929,554

End of the period	$1,274,450,145	$1,151,405,193	$1,045,638,488	$1,059,169,365

See accompanying notes.

11

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	Growth Subaccount		Equity Income Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,190,229	$299,401	$11,445,219	$10,597,515
Net realized capital gains (losses) on investments	(47,338,675)	(74,233,440)	45,821,958	24,232,460
Net change in unrealized appreciation/ depreciation of investments	74,143,371	77,753,041	(34,962,431)	50,168,001

Increase (decrease) in net assets from operations	27,994,925	3,819,002	22,304,746	84,997,976
Contract transactions
Net contract purchase payments	7,564,369	14,997,331	21,959,684	16,787,371
Transfer payments from (to) other subaccounts or general account	(19,869,097)	(39,642,721)	(30,896,387)	10,687,464
Contract terminations, withdrawals, and other deductions	(12,184,730)	(16,903,964)	(18,483,027)	(18,041,467)
Contract maintenance charges	(95,799)	(127,437)	(158,887)	(156,823)

Increase (decrease) in net assets from contract transactions	(24,585,257)	(41,676,791)	(27,578,617)	9,276,545

Net increase (decrease) in net assets	3,409,668	(37,857,789)	(5,273,871)	94,274,521
Net assets:
Beginning of the period	304,604,601	342,462,390	517,771,717	423,497,196

End of the period	$308,014,269	$304,604,601	$512,497,846	$517,771,717

See accompanying notes.

12

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	International Subaccount		High Yield Bond Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$12,492,284	$5,659,429	$13,122,051	$13,579,694
Net realized capital gains (losses) on investments	43,328,041	18,866,153	859,893	(695,256)
Net change in unrealized appreciation/ depreciation of investments	86,907,862	133,092,919	(10,866,666)	2,070,202

Increase (decrease) in net assets from operations	142,728,187	157,618,501	3,115,278	14,954,640
Contract transactions
Net contract purchase payments	60,194,919	41,470,649	12,696,601	8,482,706
Transfer payments from (to) other subaccounts or general account	110,533,225	74,786,527	(13,151,000)	(11,379,282)
Contract terminations, withdrawals, and other deductions	(31,681,489)	(25,462,858)	(6,972,939)	(6,514,118)
Contract maintenance charges	(268,765)	(219,098)	(58,872)	(64,094)

Increase (decrease) in net assets from contract transactions	138,777,890	90,575,220	(7,486,210)	(9,474,788)

Net increase (decrease) in net assets	281,506,077	248,193,721	(4,370,932)	5,479,852
Net assets:
Beginning of the period	808,219,761	560,026,040	200,825,468	195,345,616

End of the period	$1,089,725,838	$808,219,761	$196,454,536	$200,825,468

See accompanying notes.

14

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	Small Company Growth Subaccount		Mid-Cap Index Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,142,946	$381,066	$5,128,211	$3,923,919
Net realized capital gains (losses) on investments	53,953,194	46,799,974	68,938,091	35,283,015
Net change in unrealized appreciation/ depreciation of investments	(35,096,261)	1,235,739	(44,709,412)	23,879,632

Increase (decrease) in net assets from operations	19,999,879	48,416,779	29,356,890	63,086,566
Contract transactions
Net contract purchase payments	18,018,139	21,137,399	25,700,543	23,204,329
Transfer payments from (to) other subaccounts or general account	(60,094,328)	(33,533,999)	(22,004,525)	(34,834,906)
Contract terminations, withdrawals, and other deductions	(21,686,390)	(22,913,981)	(19,530,102)	(19,294,160)
Contract maintenance charges	(167,670)	(202,695)	(187,524)	(191,923)

Increase (decrease) in net assets from contract transactions	(63,930,249)	(35,513,276)	(16,021,608)	(31,116,660)

Net increase (decrease) in net assets	(43,930,370)	12,903,503	13,335,282	31,969,906
Net assets:
Beginning of the period	537,908,859	525,005,356	519,936,555	487,966,649

End of the period	$493,978,489	$537,908,859	$533,271,837	$519,936,555

See accompanying notes.

15

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	Short-Term Investment Grade Subaccount		Diversified Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$14,095,267	$11,029,013	$7,868,976	$7,406,296
Net realized capital gains (losses) on investments	632,727	472,397	30,178,393	21,771,657
Net change in unrealized appreciation/ depreciation of investments	5,301,803	3,732,973	(20,210,417)	49,738,271

Increase (decrease) in net assets from operations	20,029,797	15,234,383	17,836,952	78,916,224
Contract transactions
Net contract purchase payments	25,169,732	28,691,742	26,417,763	20,298,140
Transfer payments from (to) other subaccounts or general account	19,689,141	(15,142,263)	(10,536,348)	(40,750,780)
Contract terminations, withdrawals, and other deductions	(17,194,665)	(14,799,380)	(19,924,348)	(18,517,149)
Contract maintenance charges	(99,810)	(101,540)	(176,937)	(165,999)

Increase (decrease) in net assets from contract transactions	27,564,398	(1,351,441)	(4,219,870)	(39,135,788)

Net increase (decrease) in net assets	47,594,195	13,882,942	13,617,082	39,780,436
Net assets:
Beginning of the period	340,858,718	326,975,776	501,503,182	461,722,746

End of the period	$388,452,913	$340,858,718	$515,120,264	$501,503,182

See accompanying notes.

16

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	REIT Index Subaccount		Total Stock Market Index Portfolio Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$6,883,764	$6,387,262	$2,943,036	$1,962,794
Net realized capital gains (losses) on investments	89,592,767	31,741,036	24,357,799	28,489,428
Net change in unrealized appreciation/depreciation of investments	(154,885,844)	70,318,720	(9,109,520)	16,738,411

Increase (decrease) in net assets from operations	(58,409,313)	108,447,018	18,191,315	47,190,633
Contract transactions
Net contract purchase payments	24,986,858	20,957,348	41,377,880	36,086,649
Transfer payments from (to) other subaccounts or general account	(131,805,048)	6,644,170	13,612,362	11,207,474
Contract terminations, withdrawals, and other deductions	(13,542,973)	(12,572,321)	(8,863,113)	(11,927,779)
Contract maintenance charges	(110,925)	(126,947)	(121,978)	(105,915)

Increase (decrease) in net assets from contract transactions	(120,472,088)	14,902,250	46,005,151	35,260,429

Net increase (decrease) in net assets	(178,881,401)	123,349,268	64,196,466	82,451,062
Net assets:
Beginning of the period	433,911,898	310,562,630	369,566,229	287,115,167

End of the period	$255,030,497	$433,911,898	$433,762,695	$369,566,229

See accompanying notes.

17

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006

	Capital Growth Portfolio Subaccount
	2007	2006
Operations
Net investment income (loss)	$913,499	$570,271
Net realized capital gains (losses) on investments	11,000,812	9,583,113
Net change in unrealized appreciation/ depreciation of investments	12,374,632	8,226,033

Increase (decrease) in net assets from operations	24,288,943	18,379,417
Contract transactions
Net contract purchase payments	13,555,467	15,434,407
Transfer payments from (to) other subaccounts or general account	19,914,865	21,166,719
Contract terminations, withdrawals, and other deductions	(6,561,960)	(5,443,663)
Contract maintenance charges	(67,026)	(61,703)

Increase (decrease) in net assets from contract transactions	26,841,346	31,095,760
Net increase (decrease) in net assets	51,130,289	49,475,177
Net assets:
Beginning of the period	200,684,329	151,209,152

End of the period	$251,814,618	$200,684,329

See accompanying notes.

18

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

1.	Organization and Summary of Significant Accounting Policies

Organization

Monumental Life Insurance Company Separate Account VA DD (the Mutual Fund Account) is a segregated investment account of Monumental Life Insurance Company (MLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Prior to October 1, 2007, the Mutual Fund Account was a segregated investment account of People’s Benefit Life Insurance Company (“PBL”), is also an indirect wholly owner subsidiary of Aegon N.V.

People’s Benefit Life Insurance Company (“PBL”) merged into Monumental Life Insurance Company (“MLIC”) effective October 1, 2007. As a result of this merger Separate Account IV underwent a name change to Separate Account VA DD. This merger had no impact on the value of the Mutual Fund Account or its operations.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of fifteen investment subaccounts. Activity in these fifteen investment subaccounts (each a Series Fund and collectively the Series Funds) is available to contract owners of the Vanguard Variable Annuity Plan.

Subaccount Investment by Fund:

Vanguard Variable Insurance Fund:

Money Market Portfolio

Total Bond Market Index Portfolio

Balanced Portfolio

Equity Index Portfolio

Growth Portfolio

Equity Income Portfolio

International Portfolio

High Yield Bond Portfolio

Small Company Growth Portfolio

Mid-Cap Index Portfolio

Short-Term Investment Grade Portfolio

Diversified Value Portfolio

REITIndex Portfolio

Total Stock Market Index Portfolio

Capital Growth Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Total Stock Market Index Portfolio	May 1, 2003
Capital Growth Portfolio	May 1, 2003

19

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

1.	Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Mutual Fund Account for the Vanguard Variable Annuity Plan are invested in the portfolios of the Series Fund, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2007.

Realized capital gains and losses from sales of shares in the Series Fund are determined on a first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from the investments in the Series Fund are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

20

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

	Purchases	Sales
Vanguard Variable Insurance Fund:
Money Market Portfolio	$375,098,803	$85,369,738
Total Bond Market Index Portfolio	190,470,057	6,307,899
Balanced Portfolio	151,174,996	41,927,402
Equity Index Portfolio	74,198,341	87,106,008
Growth Portfolio	15,142,955	38,537,990
Equity Income Portfolio	68,708,837	49,931,804
International Portfolio	213,498,119	27,673,503
High Yield Bond Portfolio	32,983,319	27,347,477
Small Company Growth Portfolio	57,205,219	71,542,574
Mid-Cap Index Portfolio	93,908,483	47,570,478
Short-Term Investment Grade Portfolio	66,697,433	25,037,779
Diversified Value Portfolio	63,996,720	44,109,792
REIT Index Portfolio	60,816,461	141,781,456
Total Stock Market Index Portfolio	88,239,293	22,155,929
Capital Growth Portfolio	48,970,145	16,000,812

21

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

3.	Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Money Market	Total Bond Market Index	Balanced	Equity Index	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	416,196,627	21,044,868	23,522,996	24,889,818	16,122,739
Units purchased	162,197,623	1,366,072	1,260,863	595,869	721,342
Units redeemed and transferred	(24,391,229)	1,737,194	(818,534)	(3,254,516)	(2,730,815)

Units outstanding at December 31, 2006	554,003,021	24,148,134	23,965,324	22,231,171	14,113,266
Units purchased	166,058,428	1,962,905	1,389,069	555,398	330,751
Units redeemed and transferred	(36,349,037)	4,144,297	(801,186)	(1,897,808)	(1,456,764)

Units outstanding at December 31, 2007	683,712,412	30,255,336	24,553,207	20,888,761	12,987,253

	Equity Income	International	High Yield Bond	Small Company Growth	Mid-Cap Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	12,393,633	23,947,022	11,547,387	17,595,258	21,706,831
Units purchased	445,671	1,563,756	488,126	661,001	975,789
Units redeemed and transferred	(247,373)	1,837,435	(1,038,066)	(1,849,757)	(2,288,908)

Units outstanding at December 31, 2006	12,591,931	27,348,213	10,997,447	16,406,502	20,393,712
Units purchased	503,948	1,844,778	682,898	516,595	924,316
Units redeemed and transferred	(1,137,139)	2,305,855	(1,096,773)	(2,359,857)	(1,552,334)

Units outstanding at December 31, 2007	11,958,740	31,498,846	10,583,572	14,563,240	19,765,694

22

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

3.	Accumulation Units Outstanding (continued)

	Short-Term Investment Grade	Diversified Value	REIT Index	Total Stock Market Index Portfolio	Capital Growth Portfolio
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2006	24,449,447	29,368,541	11,220,037	19,254,668	9,427,397
Units purchased	2,101,808	1,201,356	646,258	2,288,004	906,086
Units redeemed and transferred	(2,185,466)	(3,655,761)	(213,167)	(24,520)	909,054

Units outstanding at December 31, 2006	24,365,789	26,914,136	11,653,128	21,518,152	11,242,537
Units purchased	1,748,173	1,307,514	670,479	2,296,030	697,328
Units redeemed and transferred	154,095	(1,543,696)	(4,086,629)	273,626	639,494

Units outstanding at December 31, 2007	26,268,057	26,677,954	8,236,978	24,087,808	12,579,359

23

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

4.	Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. The charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Money Market
	12/31/2007	683,712,412	$1.86	$1,272,070,872	5.10%	0.30%	4.93%
	12/31/2006	554,003,021	1.77	982,343,199	4.97	0.30	4.73
	12/31/2005	416,196,627	1.69	704,630,878	3.15	0.30	2.88
	12/31/2004	387,051,782	1.65	636,957,958	1.26	0.30	0.97
	12/31/2003	418,859,241	1.63	682,686,112	1.01	0.30	0.71
Total Bond Market Index
	12/31/2007	30,255,336	27.33	826,945,912	3.59	0.30	6.67
	12/31/2006	24,148,134	25.62	618,776,886	3.82	0.30	3.99
	12/31/2005	21,044,868	24.64	518,545,807	3.80	0.30	2.09
	12/31/2004	19,493,290	24.13	470,463,481	5.22	0.30	3.89
	12/31/2003	20,899,459	23.23	485,513,039	5.08	0.30	3.71
Balanced
	12/31/2007	24,553,207	51.91	1,274,450,145	2.70	0.30	8.04
	12/31/2006	23,965,324	48.04	1,151,405,193	2.51	0.30	14.62
	12/31/2005	23,522,996	41.92	986,025,541	2.53	0.30	6.51
	12/31/2004	21,725,512	39.36	855,028,702	2.43	0.30	10.95
	12/31/2003	20,537,171	35.47	728,469,873	2.93	0.30	20.09
Equity Index
	12/31/2007	20,888,761	50.06	1,045,638,488	1.54	0.30	5.07
	12/31/2006	22,231,171	47.64	1,059,169,365	1.67	0.30	15.36
	12/31/2005	24,889,818	41.30	1,027,929,554	1.81	0.30	4.48
	12/31/2004	27,570,980	39.53	1,089,822,226	1.30	0.30	10.47
	12/31/2003	28,895,993	35.78	1,033,937,424	1.44	0.30	28.08
Growth
	12/31/2007	12,987,253	23.72	308,014,269	0.69	0.30	9.89
	12/31/2006	14,113,266	21.58	304,604,601	0.39	0.30	1.61
	12/31/2005	16,122,739	21.24	342,462,390	0.45	0.30	11.16
	12/31/2004	17,186,617	19.11	328,411,550	0.46	0.30	6.93
	12/31/2003	19,386,882	17.87	346,450,470	0.38	0.30	25.75

25

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

4.	Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Equity Income
	12/31/2007	11,958,740	$42.86	$512,497,846	2.43%	0.30%	4.22%
	12/31/2006	12,591,931	41.12	517,771,717	2.64	0.30	20.34
	12/31/2005	12,393,633	34.17	423,497,196	2.41	0.30	3.83
	12/31/2004	12,115,592	32.91	398,741,192	2.25	0.30	12.98
	12/31/2003	11,734,593	29.13	341,844,195	2.53	0.30	24.07
International
	12/31/2007	31,498,846	34.60	1,089,725,838	1.60	0.30	17.06
	12/31/2006	27,348,213	29.55	808,219,761	1.12	0.30	26.37
	12/31/2005	23,947,022	23.39	560,026,040	1.38	0.30	15.96
	12/31/2004	20,581,369	20.17	415,076,530	1.14	0.30	19.06
	12/31/2003	16,374,316	16.94	277,362,921	1.31	0.30	34.47
High Yield Bond
	12/31/2007	10,583,572	18.56	196,454,536	6.78	0.30	1.65
	12/31/2006	10,997,447	18.26	200,825,468	7.26	0.30	7.95
	12/31/2005	11,547,387	16.92	195,345,616	7.63	0.30	2.44
	12/31/2004	12,600,575	16.51	208,077,460	7.32	0.30	8.20
	12/31/2003	14,778,496	15.26	225,549,551	6.22	0.30	16.52
Small Company Growth
	12/31/2007	14,563,240	33.92	493,978,489	0.51	0.30	3.46
	12/31/2006	16,406,502	32.79	537,908,859	0.37	0.30	9.88
	12/31/2005	17,595,258	29.84	525,005,356	—	0.30	5.94
	12/31/2004	19,702,466	28.16	554,910,571	0.09	0.30	14.95
	12/31/2003	20,365,409	24.50	498,976,907	0.02	0.30	40.65
Mid-Cap Index
	12/31/2007	19,765,694	26.98	533,271,837	1.22	0.30	5.82
	12/31/2006	20,393,712	25.49	519,936,555	1.06	0.30	13.41
	12/31/2005	21,706,831	22.48	487,966,649	0.97	0.30	13.63
	12/31/2004	19,778,514	19.78	391,273,779	0.83	0.30	19.95
	12/31/2003	18,660,023	16.49	307,740,407	0.83	0.30	33.66

26

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Short-Term Investment Grade
	12/31/2007		26,268,057	$14.79	$388,452,913	4.22%	0.30%	5.71%
	12/31/2006		24,365,789	13.99	340,858,718	3.58	0.30	4.60
	12/31/2005		24,449,447	13.37	326,975,776	3.17	0.30	1.94
	12/31/2004		24,368,075	13.12	319,682,827	3.09	0.30	1.76
	12/31/2003		22,495,124	12.89	290,009,837	3.01	0.30	3.24
Diversified Value
	12/31/2007		26,677,954	19.31	515,120,264	1.75	0.30	3.62
	12/31/2006		26,914,136	18.63	501,503,182	1.91	0.30	18.52
	12/31/2005		29,368,541	15.72	461,722,746	1.33	0.30	7.29
	12/31/2004		23,564,482	14.65	345,291,793	1.60	0.30	20.10
	12/31/2003		16,476,000	12.20	201,018,467	2.27	0.30	30.73
REIT Index
	12/31/2007		8,236,978	30.96	255,030,497	2.17	0.30	(16.85)
	12/31/2006		11,653,128	37.24	433,911,898	2.02	0.30	34.53
	12/31/2005		11,220,037	27.68	310,562,630	2.79	0.30	11.50
	12/31/2004		11,782,196	24.82	292,485,917	2.77	0.30	30.12
	12/31/2003		11,625,894	19.08	221,800,134	3.53	0.30	35.08
Total Stock Market Index Portfolio
	12/31/2007		24,087,808	18.01	433,762,695	1.01	0.30	4.85
	12/31/2006		21,518,152	17.17	369,566,229	0.90	0.30	15.18
	12/31/2005		19,254,668	14.91	287,115,167	1.03	0.30	5.81
	12/31/2004		16,523,223	14.09	232,858,367	0.34	0.30	40.93
	12/31/2003	(1)	10,333,537	12.56	129,784,002	—	0.30	25.59
Capital Growth Portfolio
	12/31/2007		12,579,359	20.02	251,814,618	0.71	0.30	12.14
	12/31/2006		11,242,537	17.85	200,684,329	0.62	0.30	11.29
	12/31/2005		9,427,397	16.04	151,209,152	0.62	0.30	7.36
	12/31/2004		9,051,828	14.94	135,234,234	0.13	0.30	49.40
	12/31/2003	(1)	4,000,045	12.74	50,958,508	—	0.30	27.39

27

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

4.	Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

28

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2007

5.	Administrative, Mortality, and Expense Risk Charge

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for MLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund Account. An annual charge of .20% is assessed. Depending on the the policy holders death benefit option they select there may be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%, or 0.12%.

An administrative charge of .10% annually is deducted from the unit values of the subaccounts of the Mutual Fund Account. This charge is assessed daily along with an annual maintenance fee of $25 per contract which is charged for contracts valued at less than $25,000 at the time of initial purchase and on the last business day of each year. The maintenance fee is deducted proportionately from the contract’s accumulated value. These deductions represent reimbursement to Vanguard for the costs expected to be incurred for issuing and maintaining each contract and the Mutual Fund Account.

6.	Income Taxes

Operations of the Mutual Fund Account form a part of MLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of MLIC for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from MLIC. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to MLIC, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

29

FINANCIAL STATEMENTS - Unaudited

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Year Ended December 31, 2008

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

Year Ended December 31, 2008

Total
Assets
Investment in securities:
Number of shares	2,052,588,653.973

Cost	$9,027,186,389

Investments in mutual funds,
Level 1 quoted prices at net asset value	$7,019,753,197
Receivable for units sold	350

Total assets	7,019,753,547

Liabilities
Payable for units redeemed	26

$7,019,753,521

Net Assets:
Deferred annuity contracts terminable by owners	$7,019,753,521

Total net assets	$7,019,753,521

2

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2008

TOTAL
Net investment income (loss)
Income:
Dividends	$242,328,911
Expenses:
Administrative, mortality and expense risk charge	25,012,054

Net investment income (loss)	217,316,857
Net realized and unrealized capital gains (losses)on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	435,613,074
Proceeds from sales	994,821,986
Cost of investments sold	1,050,132,831

Net realized capital gains (losses) on investments	380,302,229
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	891,120,838
End of period	(2,007,433,192)

Net change in unrealized appreciation/depreciation of investments	(2,898,554,030)

Net realized and unrealized capital gains (losses)on investments	(2,518,251,801)

Increase (decrease) in net assets from operations	$(2,300,934,944)

3

Monumental Life Insurance Company

Separate Account VA DD - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Year Ended December 31, 2008 and 2007

	Total
	2008	2007
Operations
Net investment income (loss)	$217,316,857	$197,374,139
Net realized capital gains (losses) on investments	380,302,229	454,684,676
Net change in unrealized appreciation/ depreciation of investments	(2,898,554,030)	(136,310,103)

Increase (decrease) in net assets from operations	(2,300,934,944)	515,748,712
Contract transactions
Net contract purchase payments	430,645,702	729,248,211
Transfer payments from (to) other subaccounts or general account	482,892	602,699
Contract terminations, withdrawals, and other deductions	(505,373,133)	(393,252,543)
Contract maintenance charges	(2,296,215)	(2,603,820)

Increase (decrease) in net assets from contract transactions	(76,540,754)	333,994,547

Net increase (decrease) in net assets	(2,377,475,698)	849,743,259
Net assets:
Beginning of the period	9,397,229,219	8,547,485,960

End of the period	$7,019,753,521	$9,397,229,219

4

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

All required financial statements are included in Part B of this Registration Statement.

(B) EXHIBITS

(1)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account.[8]
(2)	Not Applicable.
(3)	Not Applicable.
(4)	(a) Form of variable annuity contract, Form No. VVAP U 1101[4]
(b) Optional Riders[4]
(5)	Form of application[8]
(6)	(a) Restated Articles of Incorporation and Articles of Redomestication of Monumental Life Insurance Company[1]
(b) Amended and Restated Bylaws of Monumental Life Insurance Company[1]
(7)	Not applicable.
(8)	(a) Participation Agreement for the Vanguard Variable Insurance Fund[8]
(b) First Amendment to Participation, Market Consulting and Administration Agreement[2]
(c) Administration Service Agent[3]
(8)	(c) Participation Agreement (Vanguard). Note 6
(8)	(d) First Amendment to Participation Agreement. Note 7
(8)	(e) Second Amendment to Participation Agreement. Note 7
(8)	(f) Third Amendment to Participation Agreement. Note 7
(8)	(g) Fourth Amendment to Participation Agreement. Note 9
(8)	(h) Form of Fifth Amendment to Participation Agreement. Note 9
(9)	(a) Opinion and Consent of Counsel[9]
(b) Consent of Counsel[9]
(10)	(a) Consent of Independent Registered Public Accounting Firm[9]
(10)	(b) Opinion and Consent of Actuary [5]
(11)	No financial statements are omitted from item 23.
(12)	Not applicable.
(13)	Performance computation[2]
(14)

Powers of Attorney. (Ralph L. Arnold, Darryl D. Button, Marilyn Carp, Brenda K. Clancy, Henry G. Hagen, Robert J. Kontz, Larry N. Norman, Arthur C. Schneider, Craig D. Vermie, Eric J. Martin, and James A. Beardsworth) Note 8

(Mark W. Mullin) Note 10.

[1]	Incorporated by reference from the Post-Effective Amendment 1 to N-4 Registration Statement (File No. 333-138040) filed on April 27, 2007.

[2]	Incorporated by reference from Post-Effective Amendment No. 6 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, File No. 33-36073.

[3]	Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, File No. 33-36073, filed April 30, 1998.

[4]	Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement of Peoples Benefit Life Insurance Company filed June 26, 2002, File No. 33-36073.

[5]	Filed with Post-Effective Amendment No. 21 on April 27, 2006.

[6]	Incorporated by reference from Initial Registration Statement on Form N-4 (File No. 333-65151) filed on October 1, 1998.

[7]	Filed with Post-Effective Amendment No. 22 on April 30, 2007.

[8]	Filed with Initial Filing on September 26, 2007.

[9]	Filed with Post-Effective Amendment No. 1 on April 28, 2008.

[10]	Filed herewith.

C-1

Item 25. Directors and Officers of Depositor

Positions and Offices with Depositor	Name and Principal Business
Address
Director, Chief Operations Officer, and Senior Vice President(2)	Ralph L. Arnold
Director, Senior Vice President and Chief Financial Officer(1)	Darryl D. Button
Director and Executive Vice President -(3)	Marilyn Carp
Director, Chief Operating Officer and Executive Vice President(1)	Brenda Clancy
Director, Chairman of the Board, President, and Chief Executive Officer(2)	Henry G. Hagan
Director and Vice President(1)	Robert J. Kontz
Director, Senior Vice President, and Chief Tax Officer(1)	Arthur C. Schneider
Director, Senior Vice President, General Counsel, and Assistant Secretary(1)	Craig D. Vermie
Vice President and Corporate Controller(1)	Eric J. Martin
Director and Executive Vice President (1)	Mark W. Mullin

(1)	4333 Edgewood Road N.E.

Cedar Rapids, IA 52499

(2)	Two East Chase St.

Baltimore, MD 21202

(3)	520 Park Avenue

Baltimore, MD 21201

C-2

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns-23%	Fund advisor

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2008

ITEM 27. NUMBER OF CONTRACT OWNERS

As of December 31, 2008 there were 70,286 owners of Contracts.

ITEM 28. INDEMNIFICATION

Item 28 is incorporated by reference from the Post-Effective Amendment No. 6 to the Registration Statement of the National Home Life Assurance Company Separate Account II, File No. 33-7037.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) None.

(b) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained by Manager Regulatory Filing Unit, Monumental Life Insurance Co. at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499-0001, and The Vanguard Group, Inc., Valley Forge, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Monumental Life Insurance Company represents that the fees and charges deducted under the contracts in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Monumental Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 28th day of January, 2009.

SEPARATE ACCOUNT VA DD MONUMENTAL LIFE INSURANCE COMPANY Depositor

*
Henry G. Hagan
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Brenda K. Clancy	Director, Chief Operating Officer and Executive Vice President

* Mark W. Mullin	Director and Executive Vice President

* Ralph L. Arnold	Director, Chief Operations Officer and Senior Vice President

* Marilyn Carp	Director and Executive Vice President

* Craig D. Vermie	Director, Assistant Secretary, Senior Vice President and General Counsel

* Henry G. Hagen	Director, Chairman of the Board, President and Chief Executive Officer

* Eric J. Martin	Vice President and Corporate Controller

* Darryl D. Button	Director, Senior Vice President and Chief Financial Officer

* Arthur C. Schneider	Director, Senior Vice President and Chief Tax Officer

* Robert J. Kontz	Director and Vice President

/s/ Darin D. Smith * By Darin D. Smith	Vice President and Assistant Secretary	January 28, 2009

*	By: Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herwith.

Registration No.

333- 146328

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MONUMENTAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(14)	Power of Attorney (Mark W. Mullin)

*	Page numbers included only in manually executed original.